==========================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                October 19, 2000


                             INTERWORLD CORPORATION
                             ----------------------
        (Exact Name of Registration business as Specified in Its Charter)



           Delaware                  000-26925                  13-3818716
           --------                  ---------                  ----------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)




                          395 Hudson Street, 6th Floor,
                             New York, NY 10014-3669
                             -----------------------
          (Address, including zip code, of Principal Executive Offices)



                                 (212) 301-2500
                                 --------------
               (Registrant's telephone number including area code)




   ==========================================================================

Item 5.  Other Events.

On October 12, 2000, InterWorld Corporation ("InterWorld") entered into a Securities Purchase Agreement with Jackpot Enterprises, Inc., which is being renamed J Net Enterprises, Inc. ("J Net"), pursuant to which InterWorld agreed to issue and sell to J Net, and J Net agreed to purchase from InterWorld, InterWorld's Series A Convertible Preferred Stock and related Warrants for an aggregate purchase price of $20 million in a private placement. InterWorld expects the closing of the transaction to occur in the next 30 days. The transaction is subject to the terms and conditions specified in the Securities Purchase Agreement attached hereto as Exhibit 10.1. The Series A Convertible Preferred Stock is subject to the terms and conditions of the form of Certificate of Designations, Rights and Preferences attached hereto as Exhibit
3.1. The Warrants are subject to the terms and conditions of the form of Warrant attached hereto as Exhibit 4.1. Pursuant to a Registration Rights Agreement, the form of which is attached as Exhibit 10.2, to be entered into by InterWorld and J Net at the closing, InterWorld has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of InterWorld common stock issuable pursuant to the terms of the Series A Convertible Preferred Stock and related Warrants. Pursuant to a separate agreement, J Net has acquired a $12.4 million loan from a brokerage firm that made the loan to Michael Donahue, InterWorld's Chairman, which is secured by Mr. Donahue's shares in InterWorld. Pursuant to the agreement, J Net affected a secured loan transaction that provides for an equity participation in the shares that secure the loan.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

(a)      Financial Statements.
              Not applicable.

(b)      Pro Forma Financial Information.
              Not applicable.

(c)      Exhibits

        EXHIBIT      DESCRIPTION
        -------      -----------
          3.1        Form of Certificate of Designations, Rights and Preferences

          4.1        Form of Warrant

         10.1        Securities Purchase Agreement

         10.2        Form of Registration Rights Agreement

         99.1        Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                   INTERWORLD CORPORATION

Date: October 19, 2000             By:  /s/ Jeremy M. Davis
     ---------------------            -----------------------------------------
                                      Name: Jeremy M. Davis
                                      Title: President and Chief Executive
                                             Officer

                                  EXHIBIT INDEX


EXHIBIT              DESCRIPTION
-------              -----------
  3.1                Form of Certificate of Designations, Rights and Preferences

  4.1                Form of Warrant

 10.1                Securities Purchase Agreement

 10.2                Form of Registration Rights Agreement

 99.1                Press Release

EXHIBIT 3.1
-----------
                                                                       EXHIBIT A
                                                                              TO
                                                                      SECURITIES
                                                                        PURCHASE
                                                                       AGREEMENT

                                 CERTIFICATE OF
                      DESIGNATIONS, PREFERENCES, AND RIGHTS
                                       of
                      SERIES A CONVERTIBLE PREFERRED STOCK
                                       of

                            INTERWORLD CORPORATION

                         (Pursuant to Section 151 of the
                        Delaware General Corporation Law)


INTERWORLD CORPORATION, a corporation organized and existing under the Delaware General Corporation Law (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation on October
  , 2000 pursuant to authority of the Board of Directors as required by Section
--
151 of the Delaware General Corporation Law ("DGCL"):

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors" or the "Board") in accordance with the provisions of its Certificate of Incorporation, the Board of Directors hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $.01 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

SERIES A CONVERTIBLE PREFERRED STOCK:

I.    DESIGNATION AND AMOUNT
      ----------------------
The designation of this series, which consists of Five Million Five Hundred Thousand (5,500,000) shares of 8% PIK Preferred Stock, is Series A Convertible Preferred Stock (the "Series A Preferred Stock") and the stated value shall be Six Dollars and Twenty-Five Cents ($6.25) per share (the "Stated Value").

II.   RANK
      ----
The Series A Preferred Stock shall rank (i) prior to the Corporation's common stock, par value $.01 per share (the "Common Stock"); (ii) prior to any class or series of capital stock of the Corporation hereafter created (unless, with the consent of the holders of Series A Preferred Stock obtained in accordance with
Article IX hereof, such class or series of capital stock specifically, by its terms, ranks senior to or pari passu with the Series A Preferred Stock)
                          ---- -----
(collectively, with the Common Stock, "Junior Securities"); (iii) pari passu
                                                                  ---- -----
with any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series A Preferred Stock obtained in accordance with Article IX hereof) specifically ranking, by its terms, on parity with the Series A Preferred Stock ("Pari Passu Securities"); and (iv) junior to
                                    ---- -----
any class or series of capital stock of the Corporation hereafter created (with the consent of the holders of Series A Preferred Stock obtained in accordance with Article IX hereof) specifically ranking, by its terms, senior to the Series A Preferred Stock ("Senior Securities"), in each case as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

III.  DIVIDENDS
      ---------
The holders of the Series A Preferred Stock shall be entitled to receive dividends on a quarterly basis at a rate of 8% per annum per share, payable out of any assets or funds legally available therefor. Such dividends shall be cumulative and shall accrue, whether or not declared by the Board of Directors, but shall be payable only when, as and if declared by the Board of Directors. If, at any time, the Market Price (as defined in Article VI) of the Common Stock falls below the Floor Price (as defined in Article VI), then the rate will increase to 12% for such time as the Market Price remains below the Floor Price. Accrued but unpaid dividends will be paid upon conversion of the Series A Preferred Stock. The Corporation shall have the option to pay such dividends on the Series A Preferred Stock in additional Series A Preferred Stock or in cash; provided that the dividends which accrued during each quarterly period shall be payable in cash only if the Corporation provides written notice to each holder of Series A Preferred Stock at least five days prior to the relevant dividend payment date.

In no event, so long as any Series A Preferred Stock shall remain outstanding, shall any dividend whatsoever be declared or paid upon, nor shall any distribution be made upon, any Junior Securities, nor shall any shares of Junior Securities be purchased or redeemed by the Corporation nor shall any moneys be paid to or made available for a sinking fund for the purchase or redemption of any Junior Securities (other than a distribution of Junior Securities), without, in each such case, the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting together as a class.

IV.   LIQUIDATION PREFERENCE
      ----------------------
A. Liquidation Event. If the Corporation shall commence a voluntary case under
   -----------------
the Federal bankruptcy laws or any other applicable Federal or State bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of sixty (60) consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (each such event being considered a "Liquidation Event"), no distribution shall be made to the holders of any shares of capital stock of the Corporation

(other than Senior Securities) upon liquidation, dissolution or winding up unless prior thereto, the holders of shares of Series A Preferred Stock, subject to Article VI, shall have received the Liquidation Preference (as defined in
Article IV.C) with respect to each share. If upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the holders of the Series A Preferred Stock and holders of Pari Passu Securities
                                                       ---- -----
(including any dividends or distribution paid on any Pari Passu Securities after
                                                     ---- -----
the date of filing of this Certificate of Designation) shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Corporation legally available for distribution to the Series A Preferred Stock and the Pari Passu Securities shall
                                                     ---- -----
be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate liquidation preference payable on all such shares. Any prior dividends or distributions made after the date of filing of this Certificate of Designation shall offset, dollar for dollar, the amount payable to the class or series to which such distribution was made.

B. Certain Acts Deemed Special Liquidation Event. At the option of any holder of
   ---------------------------------------------
Series A Preferred Stock, a Change of Control Transaction (as defined in Article
VI) shall either: (i) be deemed to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall, at the option of the holders of the Series A Preferred Stock, be required to distribute upon consummation of and as a condition to such transaction an amount equal to 150% of the Liquidation Preference with respect to each outstanding share of Series A Preferred Stock or (ii) be treated pursuant to Article VI.C(b) hereof.

C. Liquidation Preference. For purposes hereof, the "Liquidation Preference"
   ----------------------
with respect to each share of the Series A Preferred Stock shall mean an amount equal to the sum of (i) the Stated Value thereof plus (ii) an amount (the "Premium Amount") equal to all accrued but unpaid dividends as set forth in
Article III for the period beginning on the date of issuance of the Series A Preferred Stock (the "Issue Date") and ending on the date of final distribution to the holder thereof (prorated for any portion of such period), plus (iii) all Conversion Default Payments (as defined in Article VI.E below), Delivery Default Payments (as defined in Article VI.D below) and any other amounts owed to such holder pursuant to Section 2(c) of the Registration Rights Agreement. The liquidation preference with respect to any Pari Passu Securities shall be as set
                                           ---- -----
forth in the Certificate of Designation filed in respect thereof.

V.    REDEMPTION
      ----------
A. Mandatory Redemption. If any of the following events (each, a "Mandatory
   --------------------
Redemption Event") shall occur:
      (i) The Corporation (a) fails to issue shares of Common Stock to the holders of Series A Preferred Stock upon exercise by the holders of their conversion rights in accordance with the terms of this Certificate of Designation if such failure is solely as a result of the circumstances governed by the second paragraph of Article VI.E below and the Corporation is using its best efforts to authorize a sufficient number of shares of Common Stock as soon as practicable,
           (b) fails to transfer or to cause its transfer agent to transfer (electronically or in certificated form) any certificate for shares of Common Stock issued to the holders upon conversion of the Series A Preferred Stock as and when required by this Certificate of Designation or the Registration Rights Agreement, dated as of October
             , 2000, by and among the Corporation and the other signatories
           --
           thereto (the "Registration Rights Agreement") or (c) fails to remove any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate or any shares of Common Stock issued to the holders of Series A Preferred Stock upon conversion of the Series A Preferred Stock as and when required by this Certificate of Designation, the Securities Purchase Agreement dated as of October 12, 2000, by and between the Corporation and the other signatories thereto (the "Purchase Agreement") or the Registration Rights Agreement.

      (ii) If on or before April 12, 2001 the Corporation has not entered into a Change of Control Transaction with the holder of a majority of the outstanding shares of Series A Preferred Stock;

      (iii)The corporation or any subsidiary of the Corporation shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for all or substantially all of its property or business; or such a receiver or trustee shall otherwise be appointed; or

      (iv) Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Corporation or any subsidiary of the Corporation;

then, upon the occurrence and during the continuation of any Mandatory Redemption Event specified in subparagraphs (i) or (ii), at the option of the holders of at least 50% of the then outstanding shares of Series A Preferred Stock exercisable by delivery of written notice (the "Mandatory Redemption Notice") to the Corporation of such Mandatory Redemption Event, or upon the occurrence of any Mandatory Redemption Event specified in subparagraph (iii) or
(iv), the then outstanding shares of Series A Preferred Stock shall become immediately redeemable and the Corporation shall purchase each holder's outstanding shares of Series A Preferred Stock for an amount per share equal to the sum of (a) 150% multiplied by the Stated Value per share of the shares to be redeemed plus (b) an amount equal to 150% multiplied by the Premium Amount per share of the shares being redeemed plus (c) all Conversion Default Payments (as defined in Article VI.E below) payable with respect to each such share, Delivery Default Payments (as defined in Article VI.D below) payable with respect to each such share and any other amounts owed with respect to each such share to such holder pursuant to Section 2(c) of the Registration Rights Agreement (the "Mandatory Redemption Amount").

B. Trading Market Redemption. If the Series A Preferred Stock ceases to be
   -------------------------
convertible by any holder as a result of the limitations described in Article VI.A(b) below (a "Trading Market Redemption Event"), and the Corporation has not, prior to, or within forty-five (45) days of, the date that such Trading Market Redemption Event arises, (i) obtained the Stockholder Approval (as defined in Article VI.A(b)) or (ii) eliminated any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or any of its securities on the Corporation's ability to issue shares of Common Stock in excess of the Maximum Share Amount (as defined in Article VI.A(b)), then the Corporation shall be obligated to redeem immediately all of the then outstanding Series A Preferred Stock, in accordance with this
Article V.B. An irrevocable redemption notice (the "Trading Market Redemption Notice") shall be delivered promptly to the holders of Series A Preferred Stock at their registered address appearing on the records of the Corporation and shall state (i) that the Maximum Share Amount (as defined in Article VI.A) has been issued upon conversion of the Series A Preferred Stock, (ii) that the Corporation is obligated to redeem all of the outstanding Series A Preferred Stock and (iii) a specified date (the "Mandatory Redemption Date"), which shall be a date within five (5) business days of the earlier of (a) the date of the Trading Market Redemption Notice or (b) the date on which the holders of the Series A Preferred Stock notify the Corporation of the occurrence of a Trading Market Redemption Event. On the Mandatory Redemption Date, the Corporation shall make a cash payment for each share required to be redeemed equal to the greater of (i) the Mandatory Redemption Amount (as defined in Article V.A above) per share required to be redeemed or (ii) 150% of the Market Price (as defined in Article VI) on the day a Trading Market Redemption Notice is given.

C. Failure to Pay Redemption Amounts. In the case of a Mandatory Redemption
   ---------------------------------
Event, if the Corporation fails to pay the Mandatory Redemption Amount, within five (5) business days of written notice that such amount is due and payable, then (assuming there are sufficient authorized shares) in addition to all other available remedies, each holder of Series A Preferred Stock shall have the right at any time, so long as the Mandatory Redemption Event continues, to require the Corporation, upon written notice, to immediately issue (in accordance with and subject to the terms of Article VI below), in lieu of the Mandatory Redemption Amount, the number of shares of Common Stock of the Corporation equal to such applicable redemption amount divided by the lesser of the Conversion Price, the Floor Price, or 65% of the Market Price (as defined below), as chosen in the sole discretion of the holder of Series A Preferred Stock, in effect from the date of the Mandatory Redemption Event until the date such holder elects to exercise its rights pursuant to this Article V.E. In addition the Corporation shall immediately nominate and recommend a slate of members of its Board of Directors a majority of which would constitute persons selected by the holders of a majority of the outstanding Series A Preferred Stock and shall call a meeting of its stockholders to approve the election of such slate.

VI.   CONVERSION AT THE OPTION OF THE HOLDER
      --------------------------------------
A. Optional Conversion
   -------------------
      (a) Conversion Amount. Each holder of shares of Series A Preferred
          -----------------
           Stock may, at its option at any time and from time to time, upon surrender of the certificates therefor, convert any or all of its shares of Series A Preferred Stock into Common Stock as set forth below (an "Optional Conversion"). Each share of Series A Preferred Stock shall be convertible into such number of fully paid and nonassessable shares of Common Stock as such Common Stock exists on the Issue Date, or any other shares of capital stock or other securities of the Corporation into which such Common Stock is thereafter changed or reclassified, as is determined by dividing
           (1) the sum of (a) the total Stated Value per share to be converted plus (b) the Premium Amount per share to be converted by
           (2) the then effective Conversion Price (as defined below); provided, however, that in no event (other than pursuant to the
           --------  -------
           Automatic Conversion (as defined in Article VII)) shall a holder of shares of Series A Preferred Stock be entitled to convert any such shares in excess of that number of shares upon conversion of which the sum of (x) the number of shares of Common Stock beneficially owned by all of the holders as a result of the ownership of the Series A Preferred Stock and the Warrants (as defined below) and any Common Stock issued or issuable thereunder (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the shares of Series A Preferred Stock or the unexercised or unconverted portion of any other securities of the Corporation (including, without limitation, the warrants issued by the Corporation pursuant to the Purchase Agreement (the "Warrants")) subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (y) the number of shares of Common Stock issuable upon the conversion of the shares of Series A Preferred Stock with respect to which the determination of this proviso is being made, would result in beneficial ownership by all of such holders and such holders' affiliates of more than 19.999% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (x) of such proviso.

      (b)  Trading Market Limitation. Unless the Corporation either (i) is
           -------------------------
           permitted by the applicable rules and regulations of the principal securities market on which the Common Stock is listed or traded or
           (ii) has obtained approval of the issuance of the Common Stock upon conversion of or otherwise pursuant to the Series A Preferred Stock in accordance with applicable law and the rules and regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Corporation or any of its securities (the "Stockholder Approval"), in no event shall the total number of shares of Common Stock issued upon conversion of or otherwise pursuant to the Series A Preferred Stock (including any shares of capital stock or rights to acquire shares of capital stock issued by the Corporation which are aggregated or integrated with the Common Stock issued or issuable upon conversion of or otherwise pursuant to the Series A Preferred Stock for purposes of any such rule or regulation) exceed the maximum number of shares of Common Stock that the Corporation can so issue pursuant to any rule of the principal United States securities market on which the Common Stock trades (including Rule 4460 of the Nasdaq or any successor rule)(the "Maximum Share Amount") which, as of the Issue Date, shall be 5,866,905 (19.999% of the total shares of Common Stock outstanding on the Issue Date), subject to equitable adjustments from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the Issue Date. With respect to each holder of Series A Preferred Stock, the Maximum Share Amount shall refer to such holder's pro rata share thereof determined in accordance with
                         --- ----
           Article X below. In the event that the sum of (x) the aggregate number of shares of Common Stock actually issued upon conversion of or otherwise pursuant to the outstanding Series A Preferred Stock plus (y) the aggregate number of shares of Common Stock that
                 ----
           remain issuable upon conversion of or otherwise pursuant to the Series A Preferred Stock at the then effective Conversion Price, represents at least one hundred percent (100%) of the Maximum Share Amount (the "Triggering Event"), the Corporation will use its best efforts to seek and obtain Stockholder Approval (or obtain such other relief as will allow conversions hereunder in excess of the Maximum Share Amount) as soon as practicable following the Triggering Event.

B. Conversion Price. The "Conversion Price" as used herein, shall initially be
   ----------------
$6.25 per share and shall be subject to adjustment as set forth in this Certificate. All such adjustments shall be successive. On the six month anniversary of the Issue Date, the Conversion Price shall be adjusted, if lower, to 90% of the average Closing Price of the Common Stock for each Trading Day during the six month period from the date of issuance, but in no event shall such adjustment reduce the Conversion Price below Two Dollars ($2.00) (subject to adjustment for stock splits, stock dividends and similar events prior to the end of such period (the "Floor Price").

C. Adjustments to Conversion Price. The Conversion Price shall be subject to the
   -------------------------------
following provisions:
      (a)  Adjustment to Conversion Price Due to Stock Split, Stock Dividend,
           ------------------------------------------------------------------
           Etc. If at any time when Series A Preferred Stock is issued and
           ---
           outstanding, the number of outstanding shares of Common Stock is increased or decreased by a stock split, stock dividend, combination, reclassification, rights offering below the Trading Price (as defined below) to all holders of Common Stock or other similar event, then the Conversion Price shall be calculated giving appropriate effect to the stock split, stock dividend, combination, reclassification, rights offering below the Trading Price or other similar event. In such event, the Corporation shall notify the Transfer Agent of such change on or before the effective date thereof. "Trading Price," which shall be measured as of the record date in respect of the rights offering, means (i) the average of the last reported sale prices for the shares of Common Stock on Nasdaq as reported by Bloomberg, as applicable, for the five (5) Trading Days immediately preceding such date, or
           (ii) if Nasdaq is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period as reported by Bloomberg, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Trading Price shall be the fair market value as reasonably determined in good faith by (a) the Board of Directors of the Corporation or, (b) at the option of a majority-in-interest of the holders of the outstanding Series A Preferred Stock by an independent investment bank of nationally recognized standing in the valuation of businesses similar to the business of the Corporation.

      (b)  Adjustment Due to Merger, Consolidation, Etc. If, at any time when
           --------------------------------------------
           Series A Preferred Stock is issued and outstanding and prior to the conversion of all Series A Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Corporation shall be changed into the same or a different number of shares of another class or classes of stock or securities of the Corporation or another entity, or in case of any sale or conveyance of all or substantially all of the assets of the Corporation other than in connection with a plan of complete liquidation of the Corporation (each, a "Change of Control Transaction"), then the holders of Series A Preferred Stock shall thereafter have the right to receive upon conversion of the Series A Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities or assets which the holders of Series A Preferred Stock would have been entitled to receive in such transaction had the Series A Preferred Stock been converted in full immediately prior to such transaction (without regard to any limitations on conversion contained herein), and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of Series A Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Conversion Price and of the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities or assets thereafter deliverable upon the conversion of Series A Preferred Stock. The Corporation shall not effect any transaction described in this subsection (b) unless
           (a) it first gives, to the extent practical, thirty (30) days' prior written notice (but in any event at least fifteen (15) business days prior written notice) of the record date of the special meeting of stockholders to approve, or if there is no such record date, the date of consummation of, such Change of Control Transaction (during which time the holders of Series A Preferred Stock shall be entitled to convert the Series A Preferred Stock) and (b) the resulting successor or acquiring entity (if not the Corporation) and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock are entitled to receive as a result of such Change of Control Transaction, assumes by written instrument the obligations of this Certificate of Designation (including this subsection (b)); provided, if such Change of Control Transaction
                            --------
           occurs prior to April 10, 2001, it shall at the option of the holder be a deemed

           Liquidation Event under Section IVB. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

      (c)  Adjustment Due to Distribution. Subject to Article III, if the
           ------------------------------
           Corporation shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, stock repurchase, by way of return of capital or otherwise (including any dividend or distribution to the Corporation's shareholders in cash or shares (or rights to acquire shares) of capital stock of a subsidiary (i.e., a spin-off) (a "Distribution"), then the holders of Series A Preferred Stock shall be entitled, upon any conversion of shares of Series A Preferred Stock after the date of record for determining shareholders entitled to such Distribution, to receive the amount of such assets which would have been payable to the holder with respect to the shares of Common Stock issuable upon such conversion had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

      (d)  Purchase Rights. Subject to Article III, if at any time when any
           ---------------
           Series A Preferred Stock is issued and outstanding, the Corporation issues any convertible securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to the record holders of any class of Common Stock, then the holders of Series A Preferred Stock will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of the Series A Preferred Stock (without regard to any limitations on conversion contained herein) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

      (e)  Antidilution Provisions. The Conversion Price shall be subject to
           -----------------------
           adjustment from time to time as provided below:
           (i)   Adjustment of Conversion Price. If and whenever on or
                 ------------------------------
                 after the Issue Date, the Corporation is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Market Price (a "Dilutive Issuance"), then immediately upon the Dilutive Issuance, the Conversion Price will be reduced to a price determined by multiplying the Conversion Price in effect immediately prior to the Dilutive Issuance by a fraction, (I) the numerator of which is an amount equal to the sum of (x) the number of shares of Common Stock actually outstanding immediately prior to the Dilutive Issuance, plus (y) the quotient of the aggregate consideration, calculated as set forth in subsection (ii) below, received by the Corporation upon such Dilutive Issuance divided by the Market Price in effect immediately prior to the Dilutive Issuance, and (II) the denominator of which is the total number of shares of Common Stock Deemed Outstanding (as defined below) immediately prior to such Dilutive
                 Issuance.

           (ii)  Effect on Conversion Price of Certain Events. For purposes
                 --------------------------------------------
                 of determining the adjusted Conversion Price, the following will be applicable:

                   (A) Issuance of Rights or Options. If the Corporation in any
                       -----------------------------
                       manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Market Price, then the Conversion Price shall be adjusted in the manner set forth in subsection(e)(i) above. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Options" is determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or granting of all such Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise of all such Options, plus, in the case of Convertible Securities issuable upon the exercise of such Options, the minimum aggregate amount of additional consideration payable upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the number of shares of Common Stock issuable upon the exercise of all such Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Conversion Price will be made upon the actual issuance of such Common Stock upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon exercise of such Options.

                   (B) Issuance of Convertible Securities. If the Corporation
                       ----------------------------------
                       in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Market Price, then the Conversion Price shall be adjusted in the manner set forth in subsection (e)(i) above. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment to the Conversion Price will be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

                   (C) Change in Option Price or Conversion Rate. If there is a
                       -----------------------------------------
                       change at any time in (i) the amount of additional consideration payable to the Corporation upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution or to automatically adjust for stock splits, stock dividends, combinations, reclassifications or other similar events), the Conversion Price in effect at the time of such change will be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

                   (D) Treatment of Expired Options and Unexercised Convertible
                       --------------------------------------------------------
                       Securities. If, in any case, the total number of shares
                       ----------
                       of Common Stock issuable upon exercise of any Option or upon conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to convert or exchange such Convertible Securities shall have expired or terminated, the Conversion Price then in effect will be readjusted to the Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

                   (E) Calculation of Consideration Received. If any Common
                       -------------------------------------
                       Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor will be the amount received by the Corporation therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Corporation in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Corporation will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Corporation will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any acquisition, merger or consolidation in which the Corporation is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined in good faith by the Board of Directors of the Corporation.

                   (F) Exceptions to Adjustment of Conversion Price. No
                       --------------------------------------------
                       adjustment to the Conversion Price will be made (i) upon the exercise of any warrants, options or convertible securities granted, issued and outstanding on the Issue Date, including the Series A Preferred Stock or the Warrants; (ii) upon the payment of any dividends on the Series A Preferred Stock and any conversions thereof; or
                       (iii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan of the Corporation now existing or to be implemented in the future, so long as in the case of any grant in the future the issuance of such stock or options is approved by a majority of the independent members of the Board of Directors of the Corporation or a majority of the members of a committee of independent directors established for such purpose.

           (iii) Certain Definitions.
                 -------------------
                   (A) As used in this certificate, "Common Stock" includes the
                                                     ------------
                       Common Stock, par value $.01 per share, and any additional class of stock of the Corporation having no preference as to dividends or distributions on liquidation, provided that the shares issuable pursuant to the Series A Preferred Stock shall include only shares of Common Stock, par value $.01 per share, in respect of which the Series A Preferred Stock is convertible, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to above hereof, the stock or other securities or property provided for in such paragraph.

                   (B) "Closing Price," as of any date, (i) means the reported
                        -------------
                       closing price for the shares of Common Stock on Nasdaq as reported by Bloomberg Financial Markets or an equivalent reliable reporting service mutually acceptable to and hereafter designated by the holder and the Corporation ("Bloomberg"), or (ii) if Nasdaq is not the principal trading market for the shares of Common Stock, the average of the reported closing price on the principal trading market for the Common Stock during the same period as reported by Bloomberg, or (iii) if closing price cannot be calculated as of such date on any of the foregoing bases, the Closing Price shall be the fair market value as reasonably determined in good faith by
                       (a) the Board of Directors of the Corporation or, at the option of a majority-in-interest of the holders of the Series A Preferred Stock, by (b) an independent investment bank of nationally recognized standing in the valuation of businesses similar to the business of the Corporation. The manner of determining the Closing Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                   (C) "Market Price," as of any date, (i) means the average
                        ------------
                       reported closing prices for the shares of Common Stock on Nasdaq for the five (5) Trading Days immediately preceding such date as reported by Bloomberg, or (ii) if Nasdaq is not the principal trading market for the shares of Common Stock, the average of the last reported closing prices on the principal trading market for the Common Stock during the same period as reported by Bloomberg, or
                       (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined in good faith by (a) the Board of Directors of the Corporation or, at the option of a majority-in-interest of the holders of the Series A Preferred Stock, by (b) an independent investment bank of nationally recognized standing in the valuation of businesses similar to the business of the Corporation. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                   (D) "Trading Day" shall mean any day on which the Common
                        -----------
                       Stock is traded for any period on Nasdaq, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

D. Mechanics of Conversion. In order to convert Series A Preferred Stock into
   -----------------------
full shares of Common Stock, a holder of Series A Preferred Stock shall: (i) submit a copy of the fully executed notice of conversion in the form attached hereto as Exhibit A ("Notice of Conversion") to the Corporation by facsimile
          ---------
dispatched prior to Midnight, New York City time (the "Conversion Notice Deadline") on the date specified therein as the Conversion Date (as defined in
Article VI.D(d)) (or by other means resulting in, or reasonably expected to result in, notice to the Corporation on the Conversion Date) to the office of the Corporation or its designated Transfer Agent for the Series A Preferred Stock, which notice shall specify the number of shares of Series A Preferred Stock to be converted, the Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the first page of each certificate to be converted); and (ii) surrender the original certificates representing the Series A Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed, along with a copy of the Notice of Conversion to the office of the Corporation or the Transfer Agent for the Series A Preferred Stock as soon as practicable thereafter. The Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion, unless either the Preferred Stock Certificates are delivered to the Corporation or its Transfer Agent as provided above, or the holder notifies the Corporation or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of subparagraph (a) below). In the case of a dispute as to the calculation of the Conversion Price, the Corporation shall promptly issue such number of shares of Common Stock that are not disputed in accordance with subparagraph (b) below. The Corporation shall submit the disputed calculations to its outside accountant via facsimile within two (2) business days of receipt of the Notice of Conversion. The accountant shall review the calculations and notify the Corporation and the holder of the results no later than 48 hours from the time it receives the disputed calculations. The accountant's calculation shall be deemed conclusive absent manifest error.

      (a)  Lost or Stolen Certificates. Upon receipt by the Corporation of
           ---------------------------
           evidence of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing shares of Series A Preferred Stock, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Preferred Stock Certificate(s), if mutilated, the Corporation shall execute and deliver new Preferred Stock Certificate(s) of like tenor and date.

      (b)  Delivery of Common Stock Upon Conversion. Upon the surrender of
           ----------------------------------------
           certificates as described above together with a Notice of Conversion, the Corporation shall issue and, within five (5) business days after such surrender (or, in the case of lost, stolen or destroyed certificates, after provision of agreement and indemnification pursuant to subparagraph (a) above) (the "Delivery Period"), deliver (or cause its Transfer Agent to so issue and deliver) in accordance with the terms hereof and the Purchase Agreement (including, without limitation, in accordance with the requirements of Section 2(g) of the Purchase Agreement) to or upon the order of the holder (i) that number of shares of Common Stock for the portion of the shares of Series A Preferred Stock converted as shall be determined in accordance herewith and (ii) a certificate representing the balance of the shares of Series A Preferred Stock not converted, if any. In addition to any other remedies available to the holder, including actual damages and/or equitable relief, the Corporation shall pay to a holder $1,000 per day in cash for each day beyond a two (2) day grace period following the Delivery Period that the Corporation fails to deliver Common Stock (a "Delivery Default") issuable upon surrender of shares of Series A Preferred Stock with a Notice of Conversion until such time as the Corporation has delivered all such Common Stock (the "Delivery Default Payments"). Such Delivery Default Payments shall be paid to such holder by the fifth day of the month following the month in which it has accrued.

In lieu of delivering physical certificates representing the Common Stock issuable upon conversion, provided the Corporation's Transfer Agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder and its compliance with the provisions contained in Article VI.A and in this Article VI.D, the Corporation shall use its reasonable best efforts to cause its Transfer Agent to electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of holder's Prime Broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. The time periods for delivery and penalties described in the immediately preceding paragraph shall apply to the electronic transmittals described herein.

      (c)  No Fractional Shares. If any conversion of Series A Preferred
           --------------------
           Stock would result in a fractional share of Common Stock or the right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon Conversion of the Series A Preferred Stock shall be rounded down to the next highest number of shares.

      (d)  Conversion Date. The "Conversion Date" shall be the date specified
           ---------------
           in the Notice of Conversion, provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, notice) to the Corporation or its Transfer Agent before 12:00 noon, New York City time, on the date so specified, otherwise the Conversion Date shall be the first business day after the date so specified on which the Notice of Conversion is actually received by the Corporation or its Transfer Agent. The person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such securities as of the Conversion Date and all rights with respect to the shares of Series A Preferred Stock surrendered shall forthwith terminate except the right to receive the shares of Common Stock or other securities or property issuable on such conversion and except that the holders preferential rights as a holder of Series A Preferred Stock shall survive to the extent the Corporation fails to deliver such securities.

E. Reservation of Shares. A number of shares of the authorized but unissued
   ---------------------
Common Stock sufficient to provide for the conversion of the Series A Preferred Stock outstanding (based on the Conversion Price then in effect) shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion or exercise. As of the date of issuance of the Series A Preferred Stock, 20,000,000 authorized and unissued shares of Common Stock have been duly reserved for issuance upon conversion of the Series A Preferred Stock (the "Reserved Amount"). The Reserved Amount shall be increased from time to time in accordance with the Corporation's obligations pursuant to Section 4(h) of the Purchase Agreement. In addition, if the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series A Preferred Stock shall be convertible, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series A Preferred Stock.

If at any time a holder of shares of Series A Preferred Stock submits a Notice of Conversion, and the Corporation does not have sufficient authorized but unissued shares of Common Stock available to effect such conversion in accordance with the provisions of this Article VI (a "Conversion Default"), subject to Article X, the Corporation shall issue to the holder all of the shares of Common Stock which are available to effect such conversion. The number of shares of Series A Preferred Stock included in the Notice of Conversion which exceeds the amount which is then convertible into available shares of Common Stock (the "Excess Amount") shall, notwithstanding anything to the contrary contained herein, not be convertible into Common Stock in accordance with the terms hereof until (and at the holder's option at any time after) the date additional shares of Common Stock are authorized by the Corporation to permit such conversion, at which time the Conversion Price in respect thereof shall be the lesser of (i) the Conversion Price on the Conversion Default Date (as defined below) and (ii) the Conversion Price on the Conversion Date elected by the holder in respect thereof. The Corporation shall use its reasonable best efforts to effect an increase in the authorized number of shares of Common Stock as soon as possible following the earlier of (i) such time that a holder of Series A Preferred Stock notifies the Corporation or that the Corporation otherwise becomes aware that there are or likely will be insufficient authorized and unissued shares to allow full conversion thereof and (ii) a Conversion Default. In addition, the Corporation shall pay to the holder payments ("Conversion Default Payments") for a Conversion Default in the amount of (a) .24 multiplied by (b) the sum of (x) the Stated Value of the shares held by such holder through the Authorization Date (as defined below) plus (y) the Premium Amount with respect to the Shares held by such holder through the Authorization Date, multiplied by (c) (N/365), where N equals the number of days from the day the holder submits a Notice of Conversion giving rise to a Conversion Default (the "Conversion Default Date") to the date (the "Authorization Date") that the Corporation authorizes a sufficient number of shares of Common Stock to effect conversion of the full number of shares of Series A Preferred Stock. The Corporation shall send notice to the holder of the authorization of additional shares of Common Stock, the Authorization Date and the amount of holder's accrued Conversion Default Payments. The accrued Conversion Default Payment for each calendar month shall be paid in cash or shall be convertible into Common Stock at the applicable Conversion Price, at the holder's option, as follows:

      (a) In the event the holder elects to take such payment in cash, cash payment shall be made to holder by the fifth day of the month following the month in which it has accrued; and

      (b)  In the event the holder elects to take such payment in Common
           Stock, the holder may convert such payment amount into Common Stock at the Conversion Price (as in effect at the time of Conversion) at any time after the fifth day of the month following the month in which it has accrued in accordance with the terms of this Article VI (so long as there is then a sufficient number of authorized shares of Common Stock).

The holder's election shall be made in writing to the Corporation at any time prior to 9:00 p.m., New York City Time, on the third (3rd) day of the month following the month in which Conversion Default payments have accrued. If no election is made, the holder shall be deemed to have elected to receive cash. Nothing herein shall limit the holder's right to pursue actual damages (to the extent in excess of the Conversion Default Payments) for the Corporation's failure to maintain a sufficient number of authorized shares of Common Stock, and each holder shall have the right to pursue all remedies available at law or in equity (including a decree of specific performance and/or injunctive relief).

F. Notice of Conversion Price Adjustments. Upon the occurrence of each
   --------------------------------------
adjustment or readjustment of the Conversion Price pursuant to this Article VI, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of a share of Series A Preferred Stock.

G. Status as Stockholders. Upon submission of a Notice of Conversion by a holder
   ----------------------
of Series A Preferred Stock, (i) the shares covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such holder's allocated portion of the Reserved Amount or Maximum Share Amount) shall be deemed converted into shares of Common Stock and (ii) the holder's rights as a holder of such converted shares of Series A Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such holder because of a failure by the Corporation to comply with the terms of this Certificate of Designation. Notwithstanding the foregoing, if a holder has not received certificates for all shares of Common Stock prior to the tenth (10th) business day after the expiration of the Delivery Period with respect to a conversion of shares of Series A Preferred Stock for any reason, then (unless the holder otherwise elects to retain its status as a holder of Common Stock by so notifying the Corporation) the holder shall regain the rights of a holder of such shares of Series A Preferred Stock with respect to such unconverted shares of Series A Preferred Stock and the Corporation shall, as soon as practicable, return such unconverted shares of Series A Preferred Stock to the holder or, if such shares of Series A Preferred Stock have not been surrendered, adjust its records to reflect that such shares of Series A Preferred Stock have not been converted. In all cases, the holder shall retain all of its rights and remedies (including, without limitation, (i) the right to receive Delivery Default Payments pursuant to Article VI.E to the extent required thereby for such Delivery Default and any subsequent Delivery Default and (ii) the right to have the Conversion Price with respect to subsequent conversions determined in accordance with Article VI.E.) for the Corporation's failure to convert the Series A Preferred Stock.

VII.  REDEMPTION OR CONVERSION AT MATURITY
      ------------------------------------

So long as (i) all of the shares of Common Stock issuable upon conversion of all outstanding shares of Series A Preferred Stock are then (x) authorized and reserved for issuance, (y) registered for re-sale under the 1933 Act by the holders of the Series A Preferred Stock (or may otherwise be resold publicly without restriction) and (z) eligible to be traded on Nasdaq, the NYSE, the AMEX or Nasdaq SmallCap and (ii) there is not then a continuing Mandatory Redemption Event or Trading Market Redemption Event, each share of Series A Preferred Stock issued and outstanding on October 10, 2004 (the "Maturity Date"), shall be either (i) redeemed in cash by the Corporation for the Liquidation Preference or
(ii) at the option of the holder, converted into shares of Common Stock on such date at a Conversion Price equal to the lesser of 85% of the Market Price or the Conversion Price as of the Maturity Date. After the initial Maturity Date, the Maturity Date shall be delayed by one (1) Trading Day for each Trading Day occurring prior thereto and prior to the full conversion of the Series A Preferred Stock that (i) any Registration Statement required to be filed and to be effective pursuant to the Registration Rights Agreement is not effective or sales of all of the Registrable Securities otherwise cannot be made thereunder during the Registration Period (as defined in the Registration Rights Agreement) (whether by reason of the Corporation's failure to properly supplement or amend the prospectus included therein in accordance with the terms of the Registration Rights Agreement or otherwise, including during any Allowed Delays (as defined in Section 3(f) of the Registration Rights Agreement)), (ii) any Mandatory Redemption Event or Trading Market Redemption Event exists, without regard to whether any cure periods shall have run or (iii) that the Corporation is in breach of any of its obligations pursuant to Section 4(h) of the Purchase Agreement.

VIII  VOTING RIGHTS
      -------------

The holders of the Series A Preferred Stock will vote on an as converted basis together with the shares of Common Stock, except as otherwise provided by the Delaware General Corporation Law ("DGCL"), in this Article VIII, and in Article IX below. For so long as at least 25% of the Series A Preferred Stock remains outstanding, the holders of the Series A Preferred Stock, voting together as a single class, shall be entitled to elect two (2) directors.

Notwithstanding the above, the Corporation shall provide each holder of Series A Preferred Stock with prior notification of any meeting of the Corporation's shareholders (and copies of proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation, or any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to each holder, at least five (5) days prior to the record date specified therein (or fifteen (15) days prior to the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

To the extent that under the DGCL the vote of the holders of the Series A Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series A Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series A Preferred Stock (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class. To the extent that under the DGCL holders of the Series A Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated. Holders of the Series A Preferred Stock shall be entitled to notice of all shareholder meetings or written consents (and copies of proxy materials and other information sent to shareholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's bylaws and the DGCL.

IX    PROTECTIVE PROVISIONS
      ---------------------

So long as shares of Series A Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by the DGCL) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock:

      (a) alter, amend or repeal (whether by merger, consolidation or otherwise) the rights, preferences or privileges of the Series A Preferred Stock or any capital stock of the Corporation so as to affect adversely the Series A Preferred Stock;

      (b) create any new class or series of capital stock having a preference over the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article II hereof, "Senior Securities");

      (c) create any new class or series of capital stock ranking pari passu with the Series A Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation (as previously defined in Article II hereof, "Pari Passu Securities");
                                                     ---- -----

      (d)  increase the authorized number of shares of Series A Preferred Stock;

      (e)  issue any Senior Securities or Pari Passu Securities;
                                          ---- -----

      (f)  increase the par value of the Common Stock, or

      (g) do any act or thing not authorized or contemplated by this Certificate of Designation which would result in taxation of the holders of shares of the Series A Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

X     PRO RATA ALLOCATIONS
      --------------------

The Maximum Share Amount and the Reserved Amount (including any increases thereto) shall be allocated by the Corporation pro rata among the holders of Series A Preferred Stock based on the number of shares of Series A Preferred Stock issued to each holder. Each increase to the Maximum Share Amount and the Reserved Amount shall be allocated pro rata among the holders of Series A Preferred Stock based on the number of shares of Series A Preferred Stock held by each holder at the time of the increase in the Maximum Share Amount or Reserved Amount. In the event a holder shall sell or otherwise transfer any of such holder's shares of Series A Preferred Stock, each transferee shall be allocated a pro rata portion of such transferor's Maximum Share Amount and Reserved Amount. Any portion of the Maximum Share Amount or Reserved Amount which remains allocated to any person or entity which does not hold any Series A Preferred Stock shall be allocated to the remaining holders of shares of Series A Preferred Stock, pro rata based on the number of shares of Series A Preferred Stock then held by such holders.

                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the
Corporation this    day of October 2000.
                 --
                                     INTERWORLD CORPORATION

                                     By:
                                        ---------------------------------------
                                         Jeremy M. Davis, President and Chief
                                         Executive Officer

EXHIBIT 4.1
-----------
                                                                       EXHIBIT B
                                                                              TO
                                                                      SECURITIES
                                                                        PURCHASE
                                                                       AGREEMENT

    THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. EXCEPT AS OTHERWISE SET FORTH HEREIN OR IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF OCTOBER 12, 2000, NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE, CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

                                                                  Right to
                                                                  Purchase
                                                                  Shares of
                                                                  Common Stock,
                                                                  par value $.01
                                                                  per share


                             STOCK PURCHASE WARRANT

THIS CERTIFIES THAT, for value received,                                  or its
                                         --------------------------------
registered assigns, is entitled to purchase from INTERWORLD CORPORATION, a Delaware corporation (the "Company"), at any time or from time to time during the period specified in Paragraph 2 hereof, a number of fully paid and nonassessable shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") as determined hereunder, at an exercise price of $7.25 per share (the "Exercise Price"). The term "Warrant Shares," as used herein, refers to the shares of Common Stock purchasable hereunder. The Warrant Shares and the Exercise Price are subject to adjustment as provided in Paragraph 4 hereof.

This Warrant is subject to the following terms, provisions, and conditions:

1. Manner of Exercise; Issuance of Certificates; Payment for Shares. Subject to
   ----------------------------------------------------------------
the provisions hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "Exercise Agreement"), to the Company during normal business hours on any business day during the Exercise Period (as defined below) at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or
(ii) if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), delivery to the Company of a written notice of an election to effect a "Cashless Exercise" (as defined in Section 11(c) below) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares (or an election to effect a Cashless Exercise has been made) as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding two (2) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

The number of Warrant Shares issued hereunder shall equal 5,866,905 (subject to equitable adjustments from time to time for stock splits, stock dividends, combinations, capital reorganizations and similar events occurring after the date of this Warrant) less the number of shares of Common Stock into which the original amount of Series A Preferred Stock may be converted into on the date of exercise of this Warrant. Accordingly, and not by way of duplication, in no event shall the Holder of this Warrant be entitled to exercise this Warrant to the extent that, these total number of Common Stock issuable upon conversion of the original amount of Series A Preferred Stock (defined below) plus the number of shares of Common Stock issuable pursuant to all shares of the Company's Series A Preferred Stock (the "Series A Preferred Stock"), including all adjustments of the conversion price and all shares of Common Stock issuable under any pay-in-kind provisions (in each case whether or not issued and whether or not the Series A Preferred Stock remains outstanding), would result in beneficial ownership by the Holder and its affiliates of more than 19.9% of the shares of Common Stock outstanding on October 12, 2000. For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder.

2. Period of Exercise. This Warrant is exercisable at any time or from time to
   ------------------
time on or after the date on which the maximum number of shares of Common Stock issuable under the Series A Preferred Stock has been finally determined (after all conversion adjustments and issuances of shares under any pay-in-kind provisions) and before 5:00 p.m., New York City time on the fifth anniversary of the Issue Date (the "Exercise Period").

3. Certain Agreements of the Company. The Company hereby covenants and agrees as
   ---------------------------------
follows:
      (a)  Shares to be Fully Paid. All Warrant Shares will, upon issuance in
           -----------------------
           accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

      (b)  Reservation of Shares. During the Exercise Period, the Company
           ---------------------
           shall at all times have authorized and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant in accordance with the terms of Section 4(h) of the Securities Purchase Agreement, dated October 12, 2000 between the Company and the Investors (the "Securities Purchase Agreement").

      (c)  Listing. The Company shall promptly secure the listing of the shares
           -------
           of Common Stock issued upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

      (d)  Certain Actions Prohibited. The Company will not, by amendment of its
           --------------------------
           charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

      (e)  Successors and Assigns. This Warrant will be binding upon any entity
           ----------------------
           succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company's assets.

4. Antidilution Provisions. During the Exercise Period, the Exercise Price and
   -----------------------
the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Paragraph 4.

In the event that any adjustment of the Exercise Price as required herein results in a fraction of a cent, such Exercise Price shall be rounded up to the nearest cent.

      (a)  Adjustment of Exercise Price and Number of Shares upon Issuance of
           ------------------------------------------------------------------
           Common Stock. Except as otherwise provided in Paragraphs 4(c) and 4
           ------------
           (e) hereof, if and whenever on or after the Issue Date of this Warrant, the Company issues or sells, or in accordance with Paragraph 4(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Exercise Price and the Market Price (a "Dilutive Issuance"), then immediately upon the Dilutive Issuance, the Exercise Price will be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to the Dilutive Issuance by a fraction, (I) the numerator of which is an amount equal to the sum of (x) the number of shares of Common Stock actually outstanding immediately prior to the Dilutive Issuance, plus (y) the quotient of the aggregate consideration, calculated as set for the in Paragraph 4(b) hereof, received by the Company upon such Dilutive Issuance divided by the Market Price in effect immediately prior to the Dilutive Issuance, and (II) the denominator of which is the total number of shares of Common Stock Deemed Outstanding (as defined below) immediately after the Dilutive Issuance.

      (b)  Effect on Exercise Price of Certain Events. For purposes of
           ------------------------------------------
           determining the adjusted Exercise Price under Paragraph 4(a) hereof, the following will be applicable:

          (i)    Issuance of Rights or Options. If the Company in any manner
                 -----------------------------
                 issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Exercise Price and the Market Price, then the Exercise Price shall be adjusted in the manner set forth in Section 4(a). For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options, plus, in the case of Convertible Securities issuable upon the exercise of such Options, the minimum aggregate amount of additional consideration payable upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the number of shares of Common Stock issuable upon the exercise of all such Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon the exercise of such Options or upon the conversion or exchange of Convertible Securities issuable upon exercise of such Options.

           (ii)  Issuance of Convertible Securities. If the Company in any
                 ----------------------------------
                 manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Exercise Price and the Market Price, then the Exercise Price shall be adjusted in the manner set forth in Section 4(a). For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the number of shares of Common Stock issuable upon the conversion or exchange of all such

                 Convertible Securities. No further adjustment to the Exercise Price will be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

           (iii) Change in Option Price or Conversion Rate. If there is a change
                 -----------------------------------------
                 at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (other than under or by reason of provisions designed to protect against dilution or to automatically adjust for stock splits, stock dividends, combinations, reclassifications or other similar events), the Exercise Price in effect at the time of such change will be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

           (iv)  Treatment of Expired Options and Unexercised Convertible
                 --------------------------------------------------------
                 Securities. If, in any case, the total number of shares of
                 ----------
                 Common Stock issuable upon exercise of any Option or upon conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to convert or exchange such Convertible Securities shall have expired or terminated, the Exercise Price then in effect will be readjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

           (v)   Calculation of Consideration Received. If any Common Stock,
                 -------------------------------------
                 Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any acquisition, merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined in good faith by the Board of Directors of the Company.

           (vi)  Exceptions to Adjustment of Exercise Price. No adjustment to
                 ------------------------------------------
                 the Exercise Price will be made (i) upon the exercise of any warrants, options or convertible securities granted, issued and outstanding on the date of issuance of this Warrant, including the Series A Preferred Stock and the Warrants; (ii) upon the payment of any dividends on the Series A Preferred Stock and any conversion thereof; or (iii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan of the Company now existing or to be implemented in the future, so long as in the case of any grant in the future the issuance of such stock or options is approved by a majority of the independent members of the Board of Directors of the Company or a majority of the members of a committee of independent directors established for such purpose.

      (c)  Subdivision or Combination of Common Stock. If the Company at any
           ------------------------------------------
           time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

      (d)  Adjustment in Number of Shares. Upon each adjustment of the Exercise
           ------------------------------
           Price pursuant to the provisions of this Paragraph 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

      (e)  Consolidation, Merger or Sale. In case of any consolidation of the
           -----------------------------
           Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Paragraph 4 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor or acquiring entity (if other than the Company) and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock of the Company are entitled to receive as a result of such consolidation, merger or sale or conveyance assumes by written instrument the obligations under this Paragraph 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

      (f)  Distribution of Assets. In case the Company shall declare or make any
           ----------------------
           distribution of its assets (including cash) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise, then, after the date of record for determining stockholders entitled to such distribution, but prior to the date of distribution, the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such distribution.

      (g)  Notice of Adjustment. Upon the occurrence of any event which requires
           --------------------
           any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

      (h)  Minimum Adjustment of Exercise Price. No adjustment of the Exercise
           ------------------------------------
           Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

      (i)  No Fractional Shares. No fractional shares of Common Stock are to be
           --------------------
           issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

      (j)  Other Notices. In case at any time:
           -------------

           (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

           (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

           (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all its assets to, another corporation or entity; or

           (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

      (k)  Certain Events. If any event occurs of the type contemplated by the
           --------------
           adjustment provisions of this Paragraph 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Paragraph 4(g) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the Holder shall be neither enhanced nor diminished by such event.

       (l) Certain Definitions.
           -------------------

           (i)   "Common Stock," for purposes of this Paragraph 4, includes the
                  ------------
                 Common Stock, par value $.01 per share, and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only shares of Common Stock, par value $.01 per share, in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Paragraph 4(e) hereof, the stock or other securities or property provided for in such Paragraph.

           (ii)  "Market Price," as of any date, (i) means the average of the
                  ------------
                 last reported sale prices for the shares of Common Stock on the Nasdaq National Market ("Nasdaq") for the five trading days immediately preceding such date as reported by Bloomberg Financial Markets or an equivalent reliable reporting service mutually acceptable to and hereafter designated by the holder of this Warrant and the Company ("Bloomberg"), or (ii) if Nasdaq is not the principal trading market for the shares of Common Stock, the average of the last reported sale prices on the principal trading market for the Common Stock during the same period as reported by Bloomberg, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined in good faith by (a) the Board of Directors of the Company or, at the option of a majority-in-interest of the holders of the outstanding Warrants, by (b) an independent investment bank of nationally recognized standing in the valuation of businesses similar to the business of the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

5. Issue Tax. The issuance of certificates for Warrant Shares upon the exercise
   ---------
of this Warrant shall be made without charge to the holder of this Warrant or such shares for any stamp issuance tax or other similar costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

6. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the
   -----------------------------------------
holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

7. Transfer, Exchange, and Replacement of Warrant.
   ----------------------------------------------

      (a)  Restriction on Transfer. This Warrant and the rights granted to the
           -----------------------
           holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 7(e) below, provided, however, that any transfer or assignment shall be subject to the conditions set forth in Paragraph 7(f) hereof and to the applicable provisions of the Securities Purchase Agreement and to the written acknowledgement (in form and substance satisfactory to the Company) by the transferee in such transfer of the limitations of this Warrant relating to the reduction or elimination of shares of Common Stock issuable under this Warrant based upon the number of shares of Common Stock into which the Series A Preferred Stock is convertible. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary. Notwithstanding anything to the contrary contained herein, the registration rights described in Paragraph 8 are assignable only in accordance with the provisions of that certain
           Registration Rights Agreement, dated as of October   , 2000, by and
                                                              --
           among the Company and the other signatories thereto (the "Registration Rights Agreement").

      (b)  Warrant Exchangeable for Different Denominations. This Warrant is
           ------------------------------------------------
           exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 7(e) below, for new Warrants of like tenor representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

      (c)  Replacement of Warrant. Upon receipt of evidence reasonably
           ----------------------
           satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

      (d)  Cancellation; Payment of Expenses. Upon the surrender of this Warrant
           ---------------------------------
           in connection with any transfer, exchange, or replacement as provided in this Paragraph 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the Holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 7.

      (e)  Register. The Company shall maintain, at its principal executive
           --------
           offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

      (f)  Exercise or Transfer Without Registration. If, at the time of the
           -----------------------------------------
           surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the

           Company, to the effect that such exercise, transfer, or exchange may be made without registration under said Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an "accredited investor" shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

8. Registration Rights. The initial holder of this Warrant (and certain
   -------------------
assignees thereof) is entitled to the benefit of such registration rights in respect of the Warrant Shares as are set forth in Section 2 of the Registration Rights Agreement.

9. Notices. All notices, requests, and other communications required or
   -------
permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 395 Hudson Street, New York, New York, 10014 Attention: General Counsel, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 9, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

10.Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
   -------------
WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF
LAWS). BOTH PARTIES IRREVOCABLY CONSENT TO THE JURISDICTION OF THE UNITED STATES FEDERAL COURTS AND THE STATE COURTS LOCATED IN NEW YORK WITH RESPECT TO ANY SUIT OR PROCEEDING BASED ON OR ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY AND IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH SUIT OR PROCEEDING MAY BE DETERMINED IN SUCH COURTS. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER.

11.Miscellaneous.
   -------------
      (a)  Amendments. This Warrant and any provision hereof may only be amended
           ----------
           by an instrument in writing signed by the Company and the holder hereof.

      (b)  Descriptive Headings. The descriptive headings of the several
           --------------------
           paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

      (c)  Cashless Exercise. Notwithstanding anything to the contrary contained
           -----------------
           in this Warrant, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                      INTERWORLD CORPORATION


                                      By:
                                           -------------------------------------
                                           Jeremy M. Davis
                                           Chief Executive Officer and President


                                      Dated as of October   , 2000
                                                          --

                           FORM OF EXERCISE AGREEMENT

                                                      Dated:            , 200
                                                             -------- --     -
To: INTERWORLD CORPORATION

The undersigned, pursuant to the provisions set forth in the within Warrant,
hereby agrees to purchase          shares of Common Stock covered by such
                          --------
Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of, or, if the resale of such Common Stock by the undersigned is not currently registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, by surrender of securities issued by the Company (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Section 11(c) of the
Warrant) equal to $         . Please issue a certificate or certificates for
                   ---------
such shares of Common Stock in the name of and pay any cash for any fractional share to:

                                     Name:
                                          --------------------------------------
                                     Signature:
                                                --------------------------------
                                     Address:
                                             -----------------------------------
                                             -----------------------------------

                                     Note: The above signature should correspond
                                           exactly with the name on the face of
                                           the within Warrant.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.




                               FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                    Address                        No of Shares
----------------                    -------                        ------------


, and hereby irrevocably constitutes and appoints
                                                  -----------------------
                         as agent and attorney-in-fact to transfer said Warrant
------------------------
on the books of the within-named corporation, with full power of substitution in the premises.


Dated:              , 200
       ---------- --     -

In the presence of:

---------------------------

                                     Name:
                                          --------------------------------------
                                     Signature:
                                               ---------------------------------
                                     Title of Signing Officer or Agent (if any):

                                               ---------------------------------
                                     Address:
                                               ---------------------------------
                                               ---------------------------------
                                               ---------------------------------

                                      Note: The above signature should
                                            correspond exactly with the name on
                                            the face of the within Warrant.

EXHIBIT 10.1
------------
                                                                  EXECUTION COPY

                          SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of October 12, 2000, by and among Interworld Corporation, a Delaware corporation, with headquarters located at 395 Hudson Street, 6th Floor, New York, New York 10014-3669 (the "Company") and Jackpot Enterprises Inc., a Nevada corporation, with headquarters located at 498 Seventh Avenue, New York, New York 10021 (the "Investor").

WHEREAS:

A. The Company and Investor are executing and delivering this Agreement in reliance upon Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act");

B. The Company has authorized a new series of preferred stock, designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock"), having the rights, preferences and privileges set forth in the Certificate of Designations, Rights and Preferences attached hereto as Exhibit A (the "Certificate of Designation");

C. The Preferred Shares (as defined below) are convertible into shares of common stock, $.01 par value per share, of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation;

D. The Company has authorized the issuance to Investor of that number of warrants, in the form attached hereto as Exhibit B, to purchase shares of Common Stock to equal 19.9% of the outstanding shares of Common Stock less the amount of shares issuable upon the Series A Preferred Stock (the "Warrants").

E. Investor desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, (i) an aggregate of 3,200,000 shares of Series A Preferred Stock (together with any shares of Series A Preferred Stock issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the "Preferred Shares"), and (ii) the Warrants, for an aggregate purchase price of $20,000,000; and

F. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW, THEREFORE, the Company and Investor hereby agree as follows:

1. PURCHASE AND SALE OF PREFERRED SHARES AND WARRANTS.
   --------------------------------------------------

      a.   Purchase of Preferred Shares and Warrants. On the date of each of
           -----------------------------------------
           the First Closing and the Second Closing (each as defined below), the Company shall issue and sell to Investor and Investor agrees to purchase from the Company the Preferred Shares and Warrants contemplated herein.

      b.   Form of Payment. On date of each of the First Closing and the Second
           ---------------
           Closing (each as defined below), (i) Investor shall pay the portion of the Purchase Price equal to the aggregate face amount of the Preferred Shares and Warrants to be issued and sold to it at each of the First Closing and the Second Closing (each as defined below) (the "Purchase Price") by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery of duly executed certificates representing the number of Preferred Shares and Warrants which Investor is purchasing and (ii) the Company shall deliver such certificates duly executed on behalf of the Company, to Investor, against delivery of such Purchase Price.

      c.   First and Second Closings.
           -------------------------

           (i) The purchase and sale of the 2,384,000 Preferred Shares, with an aggregate face amount of $14,900,000, and a proportionate number of the Warrants shall be at 12:00 noon Eastern Standard Time on the fifteenth day following the mailing by the Company of the requisite notice to Nasdaq National Market ("Nasdaq") regarding the issuance of the Preferred Shares and the Warrants or, if such day is not a business day, the next succeeding business day (the "First Closing") at the offices of Greenberg Traurig, LLP 200 Park Avenue, New York, New York 10166, or at such other location as may be agreed to by the parties.

           (ii) The purchase and sale of the remaining 816,000 Preferred Shares, with an aggregate face amount of $5,100,000, and a proportionate number of the Warrants shall be at 12:00 noon Eastern Standard Time on a date no later than five days following the date on which the requisite waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations promulgated thereunder (the "HSR Act") for the purchase of such Preferred Shares and Warrants has expired or been terminated (the "Second Closing") at the offices of Greenberg Traurig, LLP 200 Park Avenue, New York, New York 10166, or at such other location as may be agreed to by the parties.

2. INVESTOR'S REPRESENTATIONS AND WARRANTIES. Investor represents and warrants
   -----------------------------------------
to the Company that:
      a.   Investment Purpose. As of the date hereof, Investor is purchasing the
           ------------------
           Preferred Shares, the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Preferred Shares (including, without limitation, such additional shares of Common Stock as are issuable as a result of the events described in Articles V, VI.D(b) or VI.E of the Certificate of Designation and Section 2(c) of the Registration Rights Agreement (such shares of Common Stock being collectively referred to herein as the "Conversion Shares")), the Warrants and the shares of Common Stock issuable upon exercise or otherwise pursuant to the Warrants (the "Warrant Shares" and, collectively with the Preferred Shares, the Conversion Shares and the Warrants, the "Securities") for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

      b.   Accredited Investor Status. Investor is an "accredited investor" as
           --------------------------
           that term is defined in Rule 501(a) of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act (an "Accredited Investor").

      c.   Reliance on Exemptions. Investor understands that the Securities are
           ----------------------
           being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Investor's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Investor set forth herein in order to determine the availability of such exemptions and the eligibility of Investor to acquire the Securities.

      d.   Information. Investor and its advisors, if any, have been furnished
           -----------
           with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Investor or its advisors. Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by Investor or any of its advisors or representatives shall modify, amend or affect Investor's right to rely on the Company's representations and warranties contained in Section 3 below. Investor understands that its investment in the Securities involves a significant degree of risk.

      e.   Governmental Review. Other than compliance with the applicable
           -------------------
           requirements of the HSR Act, Investor understands that no other United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

      f.   Transfer or Re-sale. Investor understands that (i) except as provided
           -------------------
           in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) Investor shall have delivered to the Company an opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of Investor who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor or (d) the Securities are sold pursuant to Rule 144; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

      g.   Legends. Investor understands that the Preferred Shares and Warrants
           -------
           and, until such time as the Conversion Shares and Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

                "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such sale or transfer is effected, or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. Investor agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

      h.   Authorization; Enforcement. This Agreement and the Registration
           --------------------------
           Rights Agreement have been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of Investor, and this Agreement constitutes, and upon execution and delivery by Investor of the Registration Rights Agreement, such agreement will constitute, valid and binding agreements of Investor enforceable in accordance with their terms.

      i.   Organization, Good Standing and Qualification. Investor is a
           ---------------------------------------------
           corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Investor has all requisite power and authority to own and operate its properties and assets and to carry on its business as now conducted and as presently proposed to be conducted. Investor is duly qualified and authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have Material Adverse Effect (as defined below).

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and
   ---------------------------------------------
warrants to Investor that, except as disclosed in the SEC Documents (as defined below):

      a.   Organization and Qualification. The Company and each of its
           ------------------------------
           Subsidiaries (as defined below), if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, mortgage, pledge or otherwise encumber, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on (i) the Securities, (ii) the business, operations, assets, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or (iii) the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, that is actively engaged in business and represents more than 2% of the Company's revenues in which the Company beneficially owns a majority of the voting securities.

      b.   Authorization; Enforcement. (i) The Company has all requisite
           --------------------------
           corporate power and authority to file and perform its obligations under the Certificate of Designation and to enter into and perform this Agreement, the Registration Rights Agreement and the Warrants and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Shares and the Warrants and the issuance and reservation for issuance of the Conversion Shares and the Warrant Shares issuable upon conversion or exercise of or otherwise pursuant to the Preferred Shares and the Warrants) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its stockholders is required,
           (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes and, upon execution and delivery by the Company of the Registration Rights Agreement and the Warrants and upon execution and filing of the Certificate of Designation, each of such agreements and instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

      c.   Capitalization. As of the date hereof, the authorized capital stock
           --------------
           of the Company consists of (i) 100,000,000 shares of Common Stock, of which 29,335,993 shares are issued and outstanding, 6,708,187 shares are reserved for issuance pursuant to the Company's stock option plans, 968,850 shares are reserved for issuance pursuant to the Company's employee stock purchase plan, 150,158 shares are reserved for issuance pursuant to securities (other than the Preferred Shares) exercisable for, or convertible into or exchangeable for shares of Common Stock and 20,000,000, shares are reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants (subject to adjustment pursuant to the Company's covenant set forth in Section 4(h) below); and (ii) 15,000,000 shares of preferred stock, of which no shares are issued and outstanding. All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Preferred Shares, the Conversion Shares, the Warrants or the Warrant Shares. The Company has furnished to Investor true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock of the Company and the material rights of the holders thereof in respect thereto. The Company shall provide Investor with a written update of this representation signed by the Company's Chief Executive or Chief Financial Officer on behalf of the Company as of each of the First Closing and the Second Closing.

      d.   Issuance of Shares. The Preferred Shares and the Warrants are duly
           ------------------
           authorized and, upon issuance in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof. The Conversion Shares and the Warrant Shares are duly authorized and reserved for issuance and, upon conversion of the Preferred Shares and exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

      e.   Acknowledgment of Dilution. The Company understands and acknowledges
           --------------------------
           the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of or otherwise pursuant to the Preferred Shares and upon issuance of the Warrant Shares upon exercise of or otherwise pursuant to the Warrants. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of or otherwise pursuant to the Preferred Shares and Warrant Shares upon exercise of or otherwise pursuant to the Warrants in accordance with this Agreement, the Certificate of Designation and the Warrants is absolute, subject only to the terms and conditions set forth in this Agreement, the Warrant and the Certificate of Designation, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

      f.   Series of Preferred Stock. The terms, designations, powers,
           -------------------------
           preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of each series of preferred stock of the Company (other than the Preferred Shares) are as stated in the Company's Certificate of Incorporation, filed on or prior to the date hereof, and the Bylaws. The terms, designations, powers, preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of the Preferred Shares are as stated in the Certificate of Designation.

      g.   No Conflicts; Governmental Consents. Subject to compliance with the
           -----------------------------------
           applicable requirements of the HSR Act and any applicable notice or shareholder approval under the rules and regulations of the National Association of Securities Dealers, the execution, delivery and performance of this Agreement, the Registration Rights Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the filing of the Certificate of Designation and the issuance and reservation for issuance, as applicable, of the Preferred Shares, Conversion Shares, Warrants and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Certificate of

           Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as Investor owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, approval, qualification, authorization or order of, or registration, designation, declaration or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the Registration Rights Agreement or the Warrants in accordance with the terms hereof or thereof or to issue and sell the Preferred Shares and the Warrants in accordance with the terms hereof and to issue the Conversion Shares upon conversion of or otherwise pursuant to the Preferred Shares and the Warrant Shares upon exercise of or otherwise pursuant to the Warrants. Except as described in the first sentence of this subsection (g) or as set forth in Schedule 3(g), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company is not in violation of the listing requirements of the Nasdaq and does not reasonably anticipate that the Common Stock will be delisted by the Nasdaq in the foreseeable future. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

      h.   SEC Documents; Financial Statements. Since September 1, 1999, the
           -----------------------------------
           Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents"). The Company has made available to Investor's true and complete copies of the SEC Documents, except for such exhibits and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such documents may have been amended by a subsequent SEC Document. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to December 31, 1999 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

      i.   Absence of Certain Changes. Since December 31, 1999 and except as set
           --------------------------
           forth in the SEC Documents filed after such date or as set forth on
           Schedule 3(i), there has not been:

           (i) any material adverse change in the assets, liabilities, financial condition or operating results of the Company except changes in the ordinary course of business, that have not been and are not expected to be, individually or in the aggregate, materially adverse;

           (ii) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

           (iii) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

           (iv) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and that is not material to the business, properties, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted);

           (v) any material change to a material contract or arrangement by which the Company or any of its assets is bound or subject;

           (vi) any material change in any compensation arrangement or agreement with any employee, officer, director or holder of Common Shares, other than pursuant to the Employment Agreements;

           (vii) any sale, assignment or transfer of any material patents, trademarks, copyrights, trade secrets or other intangible assets;

           (viii)any resignation or termination of employment of any officer or key employee of the Company; and the Company does not know of any impending resignation or termination of employment of any such officer or key employee;

           (ix) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

           (x) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable;

           (xi) any material loans or guarantees made by the Company to or for the benefit of its employees, holders of Common Shares, officers, or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

           (xii) any declaration, setting aside, or payment of any dividend or other distribution of the Company's assets in respect of any of the Company's Preferred Stock or Common Stock, or any direct or indirect redemption, purchase, or other acquisition of any of such Preferred Stock or Common Stock by the Company;

           (xiii)to the best of the Company's knowledge, any other event or condition of any character that is reasonably likely to materially and adversely affect the business, properties, prospects, or financial condition of the Company (as such business is presently conducted and as it is proposed to be conducted), excluding events or conditions having general effect on businesses in the general economy or the Internet industry; or

           (xiv) any arrangement or commitment by the Company to do any of the things described in this Section 3(i).

      j.   Absence of Litigation. There is no action, suit, claim, proceeding,
           ---------------------
           inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect. The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

      k.   Intellectual Property. To the best of the Company's knowledge, the
           ---------------------
           Company or its subsidiaries owns or possesses sufficient legal rights to all patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, inventions and technology (whether or not patentable), confidential and proprietary information, domain names, licenses, know-how, concepts, computer programs, software, databases and other collections and compilations of data, other technical data, proprietary rights, proprietary processes, and other information and/or intellectual property necessary for their businesses as now conducted and as proposed to be conducted (each such item "Company Intellectual Property") without any conflict with or infringement of the rights of others, and has the right to bring actions for the infringement, dilution, misappropriation or other violation of such Company Intellectual Property, except to the extent that any such conflict or infringement, or the absence of any such right, would not individually or in the aggregate, have a Material Adverse Effect. Schedule 3(k) contains a complete list of patents, patent applications, trademarks, service marks, trade names, copyrights and domain names used or held for use by the Company and its Subsidiaries throughout the world and pending applications therefor and registrations, renewals, extensions and the like thereof, specifying as to each such item, as applicable: (i) the owner of the item, (ii) the jurisdictions in which the item is issued or registered or in which any application for issuance or registration has been filed, (iii) the respective issuance, registration, or application number of the item and (iv) the date of application and issuance or registration of the item. Except for agreements with their own employees or consultants regarding confidentiality and proprietary information, and with the exception of standard end-user license agreements, there are no outstanding options, licenses or agreements of any kind relating to the Company Intellectual Property, nor is the Company or any of its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, inventions and technology (whether or not patentable), confidential and proprietary information, domain names, licenses, know-how, concepts, computer programs, software, databases and other collections and compilations of data, other technical data, proprietary rights, proprietary processes and other information and/or intellectual property of any other person or entity. Schedule 3(k) hereto contains a complete and accurate list of all software owned by the Company and/or any of its Subsidiaries as of the date hereof or at any time within the 36-month period prior to the date hereof (the "Owned Software"). The Company and/or the applicable Subsidiaries own(s) exclusively all right, title and interest in and to the Owned Software and any and all enhancements, modifications, and other additions and/or improvements of or to the Owned Software, free and clear of all liens, including claims or rights of any joint owners or employees, agents, consultants or other persons involved in the development, creation, marketing, maintenance or enhancement of such computer software. All software used by the Company and/or any of its Subsidiaries is either Owned Software or licensed software and is not otherwise owned by any other person (except the ownership by the named licensors of the licensed software). Neither the Company nor any of its Subsidiaries has received any communications alleging infringement, dilution, misappropriation, breach or other violation of, nor does the Company or any of its Subsidiaries have reason to believe that the Company or any of its Subsidiaries has infringed, diluted, misappropriated, breached or otherwise violated or, by conducting their businesses as proposed, would infringe, dilute, misappropriate, breach or otherwise violate, any of the patents, patent applications, trademarks, service marks, trade names, copyrights, trade secrets, inventions and technology (whether or not patentable), confidential and proprietary information, domain names, licenses, know-how, concepts, computer programs, software, databases and other collections and compilations of data, technical data, proprietary rights, proprietary processes and other information and/or intellectual property ("Intellectual Property") of any other person or entity; neither the Company nor any of its Subsidiaries is aware, based on reasonable investigation, of any reasonable basis therefor or threat thereof. To the extent that any works of authorship, materials, products, technology or software have been developed or created independently or jointly by any person other than the Company or any of its Subsidiaries for which the Company or any of its Subsidiaries has, directly or indirectly, paid, the Company or the applicable subsidiary has a written agreement with such person with respect thereto, and the Company or the applicable subsidiary thereby has obtained ownership of, and is the exclusive owner of, all Intellectual Property therein or thereto by operation of law or by valid assignment. In each case in which either the Company or any of its Subsidiaries has acquired any Intellectual Property from any person, the Company or the applicable subsidiary has obtained a valid and enforceable assignment sufficient to irrevocably transfer all rights in such Intellectual Property (including the right to seek past and future damages with respect thereto) to the Company or the applicable subsidiary and, to the maximum extent provided for by, and in accordance with, any applicable laws and regulations, the Company has recorded each such assignment with the relevant governmental authorities, including the U.S. Patent and Trademark Office, the U.S. Copyright Office or their respective equivalents in any relevant foreign jurisdiction. Neither the Company nor any of its Subsidiaries is aware that any of its respective employees, agents, consultants or contractors is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such person's or entity's best efforts to promote the interests of the Company and its Subsidiaries, or that would conflict with the Company's or any of its Subsidiaries' business as proposed to be conducted. Neither the Company nor any of its Subsidiaries is aware of any current or past infringement, dilution, misappropriation, breach or other violation by a third party of any of the Company Intellectual Property. Neither the Company nor any of its Subsidiaries has a plan to utilize, and does not believe it is or will be necessary to utilize, any inventions of any of its employees (or people it currently intends to hire) made prior to their employment or engagement by the Company or any of its Subsidiaries. Except as set forth in Schedule 3(k), the source code for the Owned Software has not been disclosed to any third party and none of the source code for the Owned Software has been placed in escrow or is otherwise not in the full and exclusive control of the Company and/or the applicable Subsidiaries of the Company. No Intellectual Property owned or used by the Company or any of its Subsidiaries is subject to any outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner the use, transfer or licensing thereof by the Company or any of its Subsidiaries. All of the patents, trademark and service mark registrations, copyright registrations and domain name registrations indicated in Schedule 3(k) are valid and in full force, are held of record in the name of the Company or the applicable subsidiary free and clear of all liens, encumbrances and other claims, are not the subject of any cancellation or reexamination proceeding or any other proceeding challenging their extent or validity, and all necessary registration, maintenance and renewal fees in connection with such patents and registrations have been paid and all necessary documents and certificates in connection with such patents and registrations have been filed with the relevant patent, copyright, trademark or other authorities in the United States or foreign jurisdictions, as the case may be, for the purposes of maintaining such patents and registrations. The Company and/or the applicable subsidiary is the applicant of record in all patent applications, and applications for trademark, service mark, and copyright registration indicated in
           Schedule 3(k), and no opposition, extension of time to oppose, interference, final rejection, or final refusal to register has been received in connection with any such application. The Company and each of its Subsidiaries has taken all reasonable steps that are required to protect the Company's rights in material trade secrets, know-how or other confidential or proprietary information (including, without limitation, source code) of the Company and any of its Subsidiaries or provided by any other person to the Company or any applicable Subsidiary.

      l.   No Materially Adverse Contracts, Etc. Except for agreements
           ------------------------------------
           explicitly contemplated by this Agreement or purchase, sale or license agreements entered into in the ordinary course of business, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company or any of its subsidiaries is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of or payments to the Company or any of its subsidiaries in excess of $250,000, (ii) the transfer or license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its subsidiaries, (iii) the grant of rights to manufacture, produce, assemble, license, market or sell its products or services to any other person or affect the Company's or any of its subsidiaries' exclusive right to develop, manufacture, assemble, distribute, market or sell its products or services, or
           (iv) indemnification by the Company with respect to infringements of proprietary rights.

Neither the Company nor any of its Subsidiaries has incurred any indebtedness for money borrowed or incurred any other liabilities in excess of $250,000 or sold, exchanged or otherwise disposed of any of its assets or rights, other than the nonexclusive license of software to end-users in the ordinary course of business.

For the purposes of Section 3(l)(i) and (ii) above, the indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person shall be aggregated for the purpose of meeting the individual minimum dollar amounts within such subsections.

All the material contracts, agreements and instruments to which the Company or any of its subsidiaries is a party are listed on Schedule 3(l) and such contracts, agreements and instruments are valid, binding and in full force and effect in all material respects, and are enforceable by the Company or any of its subsidiaries in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. Neither the Company nor any of its subsidiaries is in default under any material contract and, to the knowledge of the Company, no other party to any such contract is in default.

      m.   Tax Status. Except as set forth on Schedule 3(m), the Company and
           ----------
           each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to have been filed to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. Except as set forth on Schedule 3(m), none of the Company's tax returns is presently being audited by any taxing authority.

      n.   Certain Transactions. Except as set forth on Schedule 3(n) and except
           --------------------
           for arm's length transactions in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers or directors of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

      o.   Disclosure. To the best knowledge of the Company, all information
           ----------
           taken together relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement, the schedules hereto and provided to Investors pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. To the best knowledge of the Company, no event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which has not been publicly announced or disclosed but, under applicable law, rule or regulation, requires public disclosure or announcement by the Company (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

      p.   Acknowledgment Regarding Investor's Purchase of Securities. The
           ----------------------------------------------------------
           Company acknowledges and agrees that Investor is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and that any statement made by Investor or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to Investor's purchase of the Securities and has not been publicly relied upon by the Company, its officers or its directors in any way.

      q.   No Integrated Offering. Except for securities offered or sold
           ----------------------
           pursuant to a Registration Statement on Form S-8 and a Registration Statement filed on February 7, 2000 that was subsequently withdrawn, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to Investor. The issuance of the Securities to Investor will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities.

      r.   No Brokers. Except as set forth in Schedule 3(r), the Company has
           ----------
           taken no action which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby. Copies of any such agreements or arrangements set forth on Schedule 3(r) shall be provided to Investor.

      s.   Permits; Compliance. The Company and each of its Subsidiaries is in
           -------------------
           possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits, except to the extent that any such suspension or cancellation, or the absence of any Company Permits, would not individually or in the aggregate have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since June 30, 1998, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

      t.   Environmental Matters.
           ---------------------
           (i) Except as set forth in Schedule 3(t), there are, to the Company's knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present material violations of Environmental Laws (as defined below), releases of any Hazardous Materials (as defined below) into the environment or actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any material common law environmental liability or any material liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

           (ii) Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, or to the best of the Company's knowledge leased or used, by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, or to the Company's knowledge leased or used, by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company's or any of its Subsidiaries' business.

           (iii) Except as set forth in Schedule 3(t), there are no underground storage tanks on or under any real property owned, or to the Company's knowledge leased or used, by the Company or any of its Subsidiaries that are not in compliance with applicable law.

      u.   Title to Property. The Company and its Subsidiaries have good and
           -----------------
           marketable title in all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(u) or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

      v.   Insurance. The Company and each of its Subsidiaries are insured by
           ---------
           insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

      w.   Internal Accounting Controls. The Company and each of its
           ----------------------------
           Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      x.   Foreign Corrupt Practices. Neither the Company, nor, to the best
           -------------------------
           knowledge of the Company, any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

      y.   Solvency. The Company (both before and after giving effect to the
           --------
           transactions contemplated by this Agreement) is solvent (i.e., its
                                                                    ----
           assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature.

      z.   No Investment Company. The Company is not, and upon the issuance and
           ---------------------
           sale of the Securities as contemplated by this Agreement and the Certificate of Designation will not be an "investment company" required to be registered under the Investment Company Act of 1940 (an "Investment Company"). The Company is not controlled by an Investment Company.

      aa.  Form S-3 Eligibility. The Company is currently eligible to register
           --------------------
           the resale of its Common Stock on a registration statement on Form S-3 under the 1933 Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Right Agreement) within the time periods referred to therein.

      bb.  Employees. Neither the Company nor any of its subsidiaries is bound
           ---------
           by or subject to (and none of their assets or properties are bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company or any of its subsidiaries. There is no strike, labor dispute or union organization activity pending or threatened between the Company and its employees. Neither the Company nor any of its subsidiaries is a party to or bound by any labor agreement or collective bargaining agreement respecting its employees. The Company and its subsidiaries have complied in all material respects with all applicable federal and state equal opportunity and other laws related to employment. No employee of the Company or any of its subsidiaries is currently in violation of any judgment, decree, order or agreement known to the Company relating to the relationship of any such employee with the Company or any of its subsidiaries, or any other party, due to either (i) the nature of the business of the Company or any of its subsidiaries as conducted presently or proposed to be conducted or (ii) the use by the employee of his or her best efforts with respect to the conduct of such business. Neither the Company nor any of its subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement. Subject to general principles related to wrongful termination of employees and the terms of the employment contracts set forth in
           Schedule 3(bb), the employment of each officer and employee of the Company or any of its subsidiaries is terminable at the will of the Company or any of its subsidiaries, with or without cause.

      cc.  Employee Compensation Plans. Neither the Company nor any of its
           ---------------------------
           subsidiaries is a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement.

      dd.  Significant Customers and Suppliers. To the knowledge of the Company,
           -----------------------------------
           no major customer or supplier has materially reduced or threatened to terminate or materially reduce its purchases from or provision of products or services to the Company or any of its subsidiaries.

4. COVENANTS.
   ---------

      a.   Best Efforts. The parties shall use their best efforts to satisfy
           ------------
           timely each of the conditions described in Section 6 and 7 of this Agreement.

      b.   Form D; Blue Sky Laws. The Company, if requested by Investor, agrees
           ---------------------
           to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to Investor promptly after such filing. The Company shall, on or before the First Closing, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to Investor at the First Closing and the Second Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to Investor on or prior to the First Closing.

      c.   Reporting Status; Eligibility to Use Form S-3. The Company's Common
           ---------------------------------------------
           Stock is registered under Section 12(g) of the 1934 Act. So long as any Investor beneficially owns the Series A Preferred Stock, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company currently meets, and will take all necessary action to continue to meet, the "registrant eligibility" requirements set forth in the general instructions to Form S-3.

      d.   Use of Proceeds. The Company shall use the proceeds from the sale of
           ---------------
           the Preferred Shares in the manner set forth in Schedule 4(d) attached hereto and made a part hereof and, except as set forth in
           Schedule 4(d), shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries).

      e.   Additional Equity Capital. Subject to the exceptions described below,
           -------------------------
           for a six-month period commencing from the date hereof, the Company will not enter into definitive agreements with any party to obtain equity or equity-equivalent financing (including debt financing with an equity component) before April 12, 2001 ("Future Offerings") unless it shall have first delivered to Investor, at least ten (10) business days prior to entering into definitive agreements for such Future Offering with any other

           Person (as defined in Article IV.B of the Certificate of Designation), written notice describing the proposed Future Offering, including the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith, and providing Investor's an option during the ten (10) day period following delivery of such notice to purchase the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence and the preceding sentence are collectively referred to as the "Capital Raising Limitations"). In the event the terms and conditions of a proposed Future Offering are amended in any material respect after delivery of the notice to Investor concerning the proposed Future Offering, the Company shall deliver a new notice to Investor's describing the amended terms and conditions of the proposed Future Offering and Investor's thereafter shall have an option during the ten (10) day period following delivery of such new notice to purchase the securities being offered on the same terms as contemplated by such proposed Future Offering, as amended. The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed Future Offering. The Capital Raising Limitations shall not apply to any transaction involving (i) issuances of securities in a firm commitment underwritten public offering (excluding a continuous offering pursuant to Rule 415 under the 1933 Act), (ii) issuances of securities as consideration for a merger, consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or (iii) a private placement, the proceeds of which would be used to redeem the Series A Preferred Stock. The Capital Raising Limitations also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plans approved by the stockholders of the Company.

      f.   Expenses. The Company shall reimburse Investor for all reasonable
           --------
           out-of-pocket expenses incurred by it in connection with the negotiation, preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith, including, without limitation, legal and due diligence costs; provided that the fees and expenses of counsel to Investor shall not exceed $100,000 without the consent of the Company.

      g.   Financial Information. So long as the Investor owns any shares of
           ---------------------
           Series A Preferred Stock, the Company agrees to send the following reports to Investor until Investor transfers, assigns, or sells all of the Securities: (i) within ten business days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and any Current Reports on Form 8-K; (ii) within one business day after release, copies of all press releases issued by the Company or any of its Subsidiaries; (iii) contemporaneously with the making available or giving to the stockholders of the Company, copies of any notices or other information the Company makes available or gives to such stockholders; and (iv) any other financial information as may be reasonably requested by Investor subject to appropriate confidentiality protections.

      h.   Reservation of Shares. As long as the Series A Preferred Stock is
           ---------------------
           outstanding the following shall apply: the Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares (based on the Conversion Price (as defined in the Certificate of Designation) in effect from time to time) and the issuance of the Conversion Shares in connection therewith and as otherwise required by the Certificate of Designation and the full exercise of the Warrants and the issuance of the Warrant Shares (based on the exercise price of the Warrants in effect from time to time). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of or otherwise pursuant to the Preferred Shares and the exercise of or otherwise pursuant to the Warrants without the consent of Investor's. Subject to the proviso contained in the first sentence of this
           Section 4(h), the Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than the number that is then actually issuable upon full conversion of the Preferred Shares (based on the Conversion Price (as defined in the Certificate of Designation) in effect from time to time) and full exercise of the Warrants (based on the exercise price of the Warrants in effect from time). Subject to the proviso contained in the first sentence of this Section 4(h), if at any time the number of shares of Common Stock authorized and reserved for issuance is below the number of Conversion Shares issued and issuable upon conversion of or otherwise pursuant to the Preferred Shares (based on the Conversion Price (as defined in the Certificate of Designation) in effect from time to time) and Warrant

           Shares issued and issuable upon exercise of or otherwise pursuant to Warrants (based on the exercise price of the Warrants in effect from time to time), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 4(h), in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares.

      i.   Registration of Shares. Within 45 days of the First Closing the
           ----------------------
           Company will file a Registration Statement on Form S-3 (the "Registration Statement") covering a sufficient number of shares of Common Stock to register all shares issuable in connection with this Agreement. As set forth in the Registration Rights Agreement, if such Registration Statement is not declared effective before the later of
           (x) 135 days from the First Closing and (y) 90 days of the filing date, or if there are any prolonged suspensions in such effectiveness, the Company will pay Investor 1.5% of the purchase price of the Preferred Shares for each 30 day period thereafter (prorated for partial periods) until such Registration Statement is declared effective.

      j.   Listing. The Company shall undertake to ensure that the Conversion
           -------
           Shares and the Warrant Shares shall have been authorized for quotation on Nasdaq and trading in the Common Stock on Nasdaq shall not have been suspended for any prolonged period of time by the SEC or Nasdaq. The Company shall maintain the listing and trading of its Common Stock on Nasdaq, the Nasdaq SmallCap Market ("Nasdaq SmallCap"), the New York Stock Exchange ("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and such exchanges, as applicable. The Company shall promptly provide to Investor's copies of any notices it receives from Nasdaq and any other exchanges or quotation systems on which the Common Stock is then listed regarding the continued eligibility of the Common Stock for listing on such exchanges and quotation systems.

      k.   Corporate Existence. So long as Investor beneficially owns any
           -------------------
           Preferred Shares, the Company shall maintain its corporate existence and shall not merge, consolidate or sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where either (i) the consideration to the Investor is all in cash or (ii)(A) the surviving or successor entity (and, if an entity different from the surviving or successor entity, the entity whose securities into which the Preferred Shares shall become convertible pursuant to Article VI.C(b) of the Certificate of Designation) in such transaction assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (B) the entity whose securities into which the Preferred Shares shall become convertible pursuant to Article VI.C(b) of the Certificate of Designation is a publicly traded corporation whose Common Stock is listed for trading on Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

      l.   No Integration. The Company shall not make any offers or sales of any
           --------------
           security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933 Act or cause the offering of Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

      m.   Board Representation. So long as the Investor owns any Series A
           --------------------
           Preferred Stock, the Investor shall have the right to propose nomination for two persons to the Board of Directors of the Company and the Company shall use all reasonable efforts to have such nominees elected; provided that such persons shall be reasonably acceptable to the Board of Directors of the Company. If, however, the Second Closing shall not have occurred, one of such two Investor designees shall promptly resign from the Board of Directors of the Company.

      n.   Standstill. For the period of six months from the date hereof,
           ----------
           without the prior consent of the Board of Directors of the Company (excluding any member appointed by the holders of the Series A Preferred Stock), the Investor shall not, alone or through or with any other person or entity, in any manner: (i) acquire any additional direct or indirect interest in any securities of the Company; (ii) solicit, make, or in any way participate in, directly or indirectly, any "solicitation" of "proxies" (as such terms are used in the proxy rules of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act")) from the Company's stockholders, become a "participant" in any "election contest" (as such terms are defined or used in Rule 14A-11 under the Exchange Act) with respect to the Company's Board of Directors, solicit or execute any written consent in lieu of a meeting of holders of voting securities except to support the nominees for directors of the Company's Board of Directors or call or seek to have called any meeting of the Company's stockholders of the other party or seek to advise or influence in any manner whatever any person or entity with respect to the Company;
           (iii) make any short sales, enter into any hedging, derivative or similar transactions regarding the Company's securities; or (iv) publicly announce an intention to do any of the actions restricted or prohibited under clauses (i) through (iii) of this Section 4(n).

      o.   HSR Approval. As promptly as practicable after the execution of this
           ------------
           Agreement, each party shall, in cooperation with the other, file or cause to be filed any reports, notifications or other information that may be required to comply with the applicable requirements of the HSR Act, shall in connection with any such filings, if applicable, request early termination of the relevant waiting period and shall furnish or cause to be furnished to the other all such information in its possession as may be reasonably necessary for the completion of the reports, notifications or submissions to be filed by the other.

      p.   Supplemental Schedules. With respect to facts and circumstances that
           ----------------------
           arise after the date of this Agreement, the Company shall supplement the schedules to this Agreement to the extent that such facts and circumstances would have been required to be set forth on such schedules had they existed on the date of this Agreement, and such supplements shall be deemed to be part of the schedules for all purposes hereunder; provided that the Company may not supplement the schedules to reflect facts and circumstances of which it was aware as of the date of this Agreement. Notwithstanding the foregoing sentence, the Company shall be under no obligation to supplement the schedules after the Second Closing.

5. TRANSFER AGENT INSTRUCTIONS. The Company shall issue irrevocable instructions
   ---------------------------
to its transfer agent to issue certificates, registered in the name of Investor or its nominee, for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by Investor to the Company upon conversion of the Preferred Shares or exercise of the Warrants in accordance with the terms thereof (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act or the date on which the Conversion Shares and the Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and the Warrant Shares, prior to registration of the Conversion Shares and the Warrant Shares under the 1933 Act or the date on which the Conversion Shares and the Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way Investor's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities. If Investor provides the Company with (i) an opinion of counsel, in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) Investor provides reasonable assurances that the Securities can be sold pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates, free from any restrictive legend, in such name and in such denominations as specified by Investor.

6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. The obligation of the Company
   ----------------------------------------------
hereunder to issue and sell the Preferred Shares and Warrants to Investor at each of the First Closing and the Second Closing is subject to the satisfaction, at or before each of the First Closing and the Second Closing, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

      a. Investor shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Company.

      b. Investor shall have delivered the applicable Purchase Price in accordance with Section 1 above.

      c. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware.

      d. The representations and warranties of Investor shall be true and correct in all material respects as of the date when made and as of each of the First Closing and Second Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the applicable Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Investor at or prior to each of the First Closing and Second Closing.

      e. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

      f. With respect to the Second Closing, the waiting period under the HSR Act shall have expired or early termination shall have been granted.

7. CONDITIONS TO INVESTOR'S OBLIGATION TO PURCHASE. The obligation of Investor's
   -----------------------------------------------
hereunder to purchase the Preferred Shares and the Warrants at each of the First Closing and Second Closing is subject to the satisfaction, at or before each of the First Closing and Second Closing, of each of the following conditions, provided that these conditions are for Investor's sole benefit and may be waived by Investor at any time in its sole discretion:

      a. The Company shall have executed the Warrant and the Registration Rights Agreement and delivered the same to Investor.

      b. The Company shall have delivered to Investor duly executed certificates (in such denominations as Investor shall request) representing the Preferred Shares and duly executed Warrants purchased at each of the First Closing and Second Closing in accordance with Section 1(b) above.

      c. The Certificate of Designation shall have been accepted for filing with the Secretary of State of the State of Delaware, and a copy thereof certified by such Secretary of State shall have been delivered to Investor.

      d. The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Investor, shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

      e. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of each of the First Closing and Second Closing as though made at such time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to each of the First Closing and Second Closing. Investor shall have received a certificate or certificates, executed by the chief executive officer or chief financial officer of the Company, dated as of each of the First Closing and Second Closing, to the foregoing effect and as to such other matters as may be reasonably requested by Investor including, but not limited to certificates with respect to the Company's Certificate of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

      f. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

      g. Investor shall have received an opinion of the Company's counsel, dated as of each of the First Closing and Second Closing, in form, scope and substance reasonably satisfactory to Investor.

      h.   Investor shall have received an officer's certificate described in
           Section 3(c) above, dated as of each of the First Closing and Second Closing.

      i. With respect to the Second Closing, the waiting period under the HSR Act shall have expired or early termination shall have been granted.

8. GOVERNING LAW; MISCELLANEOUS.
   ----------------------------

      a  . Governing Law. This Agreement shall be governed by and construed in
           -------------
           accordance with the laws of the State of New York applicable to agreements made and to be performed in the State of New York (without regard to principles of conflict of laws). Both parties irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in New York with respect to any suit or proceeding based on or arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. Both parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Both parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. Both parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

      b.   Counterparts; Signatures by Facsimile. This Agreement may be executed
           -------------------------------------
           in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

      c.   Headings. The headings of this Agreement are for convenience of
           --------
           reference and shall not form part of, or affect the interpretation of, this Agreement.

      d.   Severability. If any provision of this Agreement shall be invalid or
           ------------
           unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

      e.   Entire Agreement; Amendments. This Agreement, the schedules and
           ----------------------------
           exhibits hereto and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters. This Agreement supercedes Article 8 of the Confidentiality Agreement dated October 6, 2000 between the Company and the Investor. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

      f.   Notices. Any notices required or permitted to be given under the
           -------
           terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Interworld Corporation
395 Hudson Street, 6th Floor
New York, New York 10014-3669
Attention:  Chairman of the Board
Facsimile: (212) 301-2424

With copy to:

Covington & Burling
1330 Avenue of the Americas
New York, New York 10019
Attention:  Stephen A. Infante
Facsimile:  (212) 841-1010

If to Investor: To the address set forth immediately below Investor's name on the signature pages hereto.

Jackpot Enterprises Inc.
c/o J Net Venture Partners LLC
498 Seventh Avenue
New York, New York 10021
Attention: Keith Meister
Facsimile: (212) 502-6396

With copy to:

Greenberg Traurig, LLP
200 Park Avenue
New York, New York 10166

Attention: Alan I. Annex, Esq.
Facsimile: (212) 801-6400

Each party shall provide notice to the other party of any change in address.

      g.   Successors and Assigns. This Agreement shall be binding upon and
           ----------------------
           inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), any Investor may assign its rights hereunder to (i) any of its "affiliates," as that term is defined under the 1934 Act and (ii) after the Maximum Share Amount (as defined in the Certificate of Designation) has been issued, any person that purchases Securities in a private transaction from Investor, without the consent of the Company.

      h.   Third Party Beneficiaries. This Agreement is intended for the benefit
           -------------------------
           of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

      i.   Survival; Indemnification. The representations and warranties of the
           -------------------------
           Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Investor. The Company agrees to indemnify and hold harmless Investors and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants and obligations under this Agreement or the Registration Rights Agreement, including advancement of expenses as they are incurred.

      j.   Publicity. The Company and Investor shall have the right to review a
           ---------
           reasonable period of time before issuance of any press releases, filings with the SEC, the NASD or any stock exchange or interdealer quotation system, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company
                                             --------  -------
           shall be entitled, without the prior approval of Investor, to make any press release or public filings with respect to such transactions as is required by applicable law and regulations (although Investor shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

      k.   Further Assurances. Each party shall do and perform, or cause to be
           ------------------
           done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      l.   No Strict Construction. The language used in this Agreement will be
           ----------------------
           deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      m.   Remedies. The Company acknowledges that a breach by it of its
           --------
           obligations hereunder will cause irreparable harm to Investor by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that Investor shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure any breaches of the provisions of this Agreement and to enforce specifically the terms and provisions of this Agreement, without the necessity of showing economic loss and without any bond or other security being required.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned Investor and the Company have caused this Agreement to be duly executed as of the date first above written.


INTERWORLD CORPORATION


By:   /s/ Jeremy M. Davis
   ------------------------------------------------
   Jeremy M. Davis
   Chief Executive Officer and President


JACKPOT ENTERPRISES, INC


By:   /s/ Mark W. Hobbs
   -------------------------------------------------
   Mark W. Hobbs
   President

                                  SCHEDULE 3(a)
                                  -------------


1) InterWorld Technology Ventures Pty, Ltd., an Australian corporation incorporated in November 1996.

2) InterWorld U.K. Ltd., a United Kingdom corporation incorporated in May 1998.

3) InterWorld Corporation Japan K.K., a Japanese corporation incorporated in July 1998.

                                  SCHEDULE 3(c)
                                  -------------


As of the date hereof, there were outstanding warrants to purchase an aggregate of 150,158 shares of common stock with an exercise price of $9.775 per share. The holders of such warrants are entitled to registration rights pursuant to the terms of the warrant agreements.

The total aggregate number of shares of common stock for which options are outstanding or with respect to which shares of common stock have been or will be granted to employees under the Company's stock option plans is 6,255,262.

The total aggregate number of shares of common stock for which options are outstanding under the Company's employee stock purchase plan is 968,850.

                                  SCHEDULE 3(g)
                                  -------------


                                      None

                                  SCHEDULE 3(i)
                                  -------------


(i)
---

On September 22, 2000, the Company reported it anticipates lower than expected financial results for the third quarter 2000.

The Company expects that its revenues for the third quarter ending September 30, 2000 will be in the range of $14.0 million to $18.0 million. The loss per share, excluding amortization of stock-based compensation, is expected to be in the range of $0.43 to $0.35.

"After eight consecutive quarters of sequential revenue growth, we are now experiencing the effects of longer sales cycles in our deals concurrent with softness in the B2C sector. However, we remain optimistic about the strong demand for sell-side B2B e-commerce software solutions, which we expect to meet with our new B2B e-commerce solution, Commerce Exchange Business Suite 4.0," said Jeremy Davis, President and Chief Executive Officer of the Company.

The Company plans to announce third quarter results in the week of October 23rd, 2000.


(ii) - (vii)
------------

None


(viii)
------

The employment of Alan J. Andreini, former Vice Chairman of the Company, has terminated.

The employment of Peter Schwartz, former Chief Financial Officer of the Company, has terminated.

The employment of Amy Aguilar-Brown, former Vice President, Legal Affairs and Corporate Secretary of the Company, has terminated.

The employment of Mark Berlingeri, former Senior Vice President, Worldwide Professional Services of the Company, has terminated.

The employment of Kevin Kohn, Senior Vice President, Alliances will terminate effective April 1, 2001


(ix) - (xiv)
------------

None

                                  SCHEDULE 3(j)
                                  -------------


On or about June 6, 2000, the Company was informed by the attorney for one of its stockholders that the stockholder is considering bringing a claim against the Company for failing to promptly issue share certificates free of restrictive legends. The stockholder has not indicated the value of any such claim. The Company has responded to the stockholder's attorney and stated that the Company acted promptly after receipt of complete information from the stockholder and that there is no basis for a claim against the Company.

The matter discussed in the attached letter from LandTel dated October 11, 2000.

                                  SCHEDULE 3(k)
                                  -------------


1. Patents

U.S. Patent Number 5,987,480
Date of Patent: November 16, 1999


2. Trademarks

------------------------ ------------------- ------------------ ---------------- ------------------- ------------
       Trademark               Owner           Jurisdiction           Status           Number           Date
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
ARMADA                   InterWorld          Unites States of   Pending          Serial No.          04/07/00
                         Corporation         America                             76020984
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
MISSION READY            InterWorld          United States of   Pending          Serial No.          04/07/00
                         Corporation         America                             76020983
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
                         InterWorld          Australia          Registered       Registration No.    06/13/97
                         Corporation                                             705709
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
                         InterWorld          Canada
                         Corporation
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
                         InterWorld          European Union
                         Corporation
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
                         InterWorld          Japan              Pending          Application No.     08/29/00
                         Corporation                                             2000-094935
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
COMMERCE INTELLIGENCE    InterWorld          United States of   Pending          Serial No.          03/31/00
                         Corporation         America                             76015006
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
ENTERPRISE BROKER        InterWorld          United States of   Supplemental     Serial No.          07/13/00
                         Corporation         America            Register         75776940
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
WEB ARENA                InterWorld          United States of   Pending          Serial No.          03/04/98
                         Corporation         America                             75444386
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
                         InterWorld          United States of   Pending          Serial No.          03/04/98
                         Corporation         America                             75444387
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
                         InterWorld          United States of   Pending          Serial No.          03/04/98
                         Corporation         America                             75444388
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
                         InterWorld          United States of   Pending          Serial No.          03/04/98
                         Corporation         America                             75444389
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
RETAIL ESSENTIALS        InterWorld          United States of   Pending          Serial No.          02/03/00
                         Corporation         America                             75908295
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
INTERWORLD               InterWorld          United States of   Principal        Registration No.    01/12/99
                         Corporation         America            Register         2217559
------------------------ ------------------- ------------------ ---------------- ------------------- ------------


------------------------ ------------------- ------------------ ---------------- ------------------- ------------
         Trademark             Owner           Jurisdiction           Status           Number           Date
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
INTERWORLD               InterWorld          United States of   Principal        Registration No.    05/20/97
                         Corporation         America            Register         2062548
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
                         InterWorld          Australia          Registered       Registration No.    06/13/97
                         Corporation                                             705709
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
                         InterWorld          Canada             Pending          Application No.     06/18/96
                         Corporation                                             815568
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
                         InterWorld          European Union     Registered       Registration No.    04/01/96
                         Corporation                                             37655
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
                         InterWorld          Japan              Pending          Application No.     05/14/96
                         Corporation                                             8-51866
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
                         InterWorld          Japan              Pending          Application No.     05/14/96
                         Corporation                                             8-51867
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
                         InterWorld          Japan              Pending          Application No.     05/14/96
                         Corporation                                             8-51868
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
Process-Centric          InterWorld          Japan              Registered       Registration No.    04/07/00
                         Corporation                                             4373824
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
------------------------ ------------------- ------------------ ---------------- ------------------- ------------
                         InterWorld          European Union     Registered       Registration No.    02/17/00
                         Corporation                                             935163
------------------------ ------------------- ------------------ ---------------- ------------------- ------------


3. Owned Software
   --------------

Commerce Exchange 4.0 NT SQL

Commerce Exchange 4.0 Solaris Ultra Sparc Oracle

Commerce Exchange C++ SDKs

Commerce Exchange Collaboration Server and Staging Server

Business Station

CSR Station

Dev Station 4.0 NT for Commerce Exchange 4.0 NT SQL and Solaris Ultra Sparc

Control Station 4.0 NT for Commerce Exchange 4.0 NT and Solaris Ultra Sparc

Web Broker 4.0 NT for Commerce Exchange 4.0 NT

Web Broker 4.0 Solaris Ultra Sparc for Commerce Exchange 4.0 Solaris Ultra Sparc

Web Broker Staging Server

Enterprise Broker 4.0 NT for Commerce Exchange 4.0 NT

Enterprise Broker 4.0 Solaris Ultra Sparc for Commerce Exchange 4.0 Solaris Ultra Sparc

Cybercash Payment Adapter 4.0 NT for Commerce Exchange 4.0 NT

Cybercash Payment Adapter 4.0 Solaris Ultra Sparc for Commerce Exchange 4.0 Solaris Ultra Sparc

CyberSource Universal Adapter 4.0 NT for Commerce Exchange 4.0 NT

CyberSource Universal Adapter 4.0 Solaris Ultra Sparc for Commerce Exchange 4.0 Solaris Ultra Sparc

Net Perceptions Adapter 4.0 NT for Commerce Exchange 4.0 NT

Net Perceptions Adapter 4.0 Solaris Ultra Sparc for Commerce Exchange 4.0 Solaris Ultra Sparc

Paymentech Adapter 4.0 NT for Enterprise Broker 4.0 NT for Commerce Exchange 4.0 NT

Paymentech Adapter 4.0 Solaris Ultra Sparc for Enterprise Broker 4.0 Solaris Ultra Sparc for Commerce Exchange 4.0 Solaris Ultra Sparc

TAXWARE Tax Adapter 4.0 NT for Commerce Exchange 4.0 NT

TAXWARE Tax Adapter 4.0 Solaris Ultra Sparc for Commerce Exchange 4.0 Solaris Ultra Sparc

TAXWARE AVS Adapter 4.0 NT for Commerce Exchange 4.0 NT

TAXWARE AVS Adapter 4.0 Solaris Ultra Sparc for Commerce Exchange 4.0 Solaris Ultra Sparc

Vertex Tax Adapter 4.0 NT for Commerce Exchange 4.0 NT

Vertex Tax Adapter 4.0 Solaris Ultra Sparc for Commerce Exchange 4.0 Solaris Ultra Sparc

SupplyLink 4.0 for Ariba for Commerce Exchange 4.0 NT

SupplyLink 4.0 for Ariba for Commerce Exchange 4.0 Solaris Ultra Sparc


4. Domain Names
   ------------

INTERWORLD.COM

MISSIONREADYCOMMERCE.COM

INTW.COM

MISSION-READY.COM

INTV.COM

IWTV.COM

CONSUMERDEMAND.COM

TALKWORLD.COM

ITVI.COM

5. Source Code in Escrow
   ---------------------

The source code for the Company's Owned Software is held in escrow with DSI Technology Escrow Services pursuant to an agreement between the parties dated March 24, 1997. The escrow account is maintained for the benefit of certain named preferred beneficiaries of the Company and may only be released in accordance with the specified release conditions.

                                  SCHEDULE 3(l)
                                  -------------


Lease between Perpetual Trustee Co Ltd and InterWorld Pty, Ltd. for Suite 903, Level 19, 56 Pitt Street, Sydney, Australia.

                                  SCHEDULE 3(m)
                                  -------------



                                      None

                                  SCHEDULE 3(n)
                                  -------------



                                      None

                                  SCHEDULE 3(r)
                                  -------------


Agreement dated October 4, 2000 between the Company and Bear, Stearns & Co. Inc.

                                  SCHEDULE 3(t)
                                  -------------



                                      None

                                  SCHEDULE 3(u)
                                  -------------



                                      None

                                 SCHEDULE 3(bb)
                                 --------------


1) Agreement between the Company and Jeremy Davis dated as of November 19, 1999

2) Agreement between the Company and Douglas Maio dated as of June 1, 2000

                                  SCHEDULE 4(d)
                                  -------------


The Company intends to use the proceeds for general corporate purposes.

EXHIBIT 10.2
------------

                                                                       EXHIBIT C
                                                                              TO
                                                                      SECURITIES
                                                                        PURCHASE
                                                                       AGREEMENT

                          REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of October   , 2000,
                                                                      --
by and among INTERWORLD CORPORATION, a Delaware corporation, with its headquarters located at 395 Hudson Street, Sixth Floor, New York, New York 10014 (the "Company"), and the undersigned (the "Initial Investor").

WHEREAS:

      A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions contained therein, to issue and sell to the Initial
           Investor: (i) shares of its Series A Convertible Preferred Stock (the "Preferred Stock") that are convertible into shares of the Company's common stock, par value $.01 per share (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designations, Rights, Preferences, Privileges and Restrictions with respect to the Preferred Stock (the "Certificate of Designation"); and (ii) stock purchase warrants (the "Warrants") that are exercisable into shares of Common Stock upon the terms and conditions subject to the terms and conditions set forth in the Warrants; and

      B. To induce the Initial Investor to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

1. DEFINITIONS.
   -----------

      a. As used in this Agreement, the following terms shall have the following meanings:
           (i) "Investor" means the Initial Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

           (ii) "register," "registered," and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

           (iii) "Registrable Securities" means: (A) the Conversion Shares issued or issuable upon conversion of or otherwise pursuant to the Preferred Shares (including, without limitation, any shares issued or issuable pursuant to Articles V and VI of the Certificate of Designation and Section 2(c) herein); (B) the Warrant Shares issued or issuable upon exercise of or otherwise pursuant to the Warrants; and (C) any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to any of the foregoing.

           (iv) "Registration Statement(s)" means a registration statement(s) of the Company under the 1933 Act.

      b. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

2. REGISTRATION.
   ------------

      a.   Mandatory Registration. The Company shall prepare and, on or prior to
           ----------------------
           the date (the "Filing Date") which is 45 days after the date of the First Closing under the Securities Purchase Agreement (the "Closing Date") file with the SEC a Registration Statement on Form S-3 covering the resale of the Registrable Securities, which Registration Statement, to the extent allowable under the 1933 Act (including Rule
           416), shall state that such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of or otherwise pursuant to the Preferred Shares to prevent dilution resulting from stock splits, stock dividends or similar transactions. The number of shares of Common Stock initially included in such Registration Statement shall be no less than the sum of (i) the aggregate number of Conversion Shares that are then issuable upon conversion of or otherwise pursuant to the Preferred Shares (based on the Conversion Price (as defined in the Certificate of Designation) then in effect) and (ii) the number of Warrant Shares issuable upon exercise of or otherwise pursuant to the Warrants (based on the Exercise Price (as defined in the Warrants) then in effect), in each case without regard to any limitation on the Investor's ability to convert the Preferred Shares or exercise the Warrants. The Company acknowledges that the number of shares initially included in the Registration Statement represents a good faith estimate of the maximum number of shares issuable upon conversion of or otherwise pursuant to the Preferred Shares and upon exercise of or otherwise pursuant to the Warrants. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of) the Initial Investor and its counsel prior to its filing or other submission; provided that such approval shall not be unreasonably withheld or delayed.

      b.   Underwritten Offering. If any offering pursuant to a Registration
           ---------------------
           Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investor who hold a majority in interest of the Registrable Securities subject to such underwritten offering, with the consent of the Initial Investor, shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. In the event that any Investor elects not to participate in such underwritten offering, the Registration Statement covering all of the Registrable Securities shall contain appropriate plans of distribution reasonably satisfactory to the Investor participating in such underwritten offering and the Investor electing not to participate in such underwritten offering (including, without limitation, the ability of non-participating Investor to sell from time to time at any time during the effectiveness of such Registration Statement).

      c.   Payments by the Company. The Company shall use its best efforts to
           -----------------------
           obtain effectiveness of the Registration Statement as soon as practicable, but in any event not later than the later of the 90th day after its filing and 135 days after the Closing Date (as defined in the Securities Purchase Agreement) (the "Registration Deadline"). If (i) the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective by the SEC by the Registration Deadline, or
           (ii) after the Registration Statement has been declared effective by the SEC, sales of all of the Registrable Securities cannot be made pursuant to the Registration Statement, or (iii) the Common Stock is not listed or included for quotation on the Nasdaq National Market ("Nasdaq"), the Nasdaq SmallCap Market ("Nasdaq SmallCap"), the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX") after being so listed or included for quotation, then the Company will make payments to the Investor in such amounts and at such times as shall be determined pursuant to this Section 2(c) as partial relief for the damages to the Investor by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). The Company shall pay to each holder of the Preferred Shares or Registrable Securities an amount equal to the stated value of the Preferred Shares then outstanding (and, in the case of holders of Registrable Securities, the stated value of Preferred Shares from which such Registrable Securities were converted) ("Aggregate Share Price") multiplied by the Applicable Percentage (as defined below) times the sum of: (i) the number of months (prorated for partial months) after the end of the Registration Deadline and prior to the date the Registration Statement is declared effective by the SEC; provided, however, that
                                                       --------  -------
           there shall be excluded from such period any delays which are solely attributable to changes required by the Investor in the Registration Statement with respect to information relating to the Investor, including, without limitation, changes to the plan of distribution, or to the failure of the Investor to conduct their review of the Registration Statement pursuant to Section 3(h) below in a reasonably prompt manner; (ii) the number of months (prorated for partial months) during the Registration Period (as defined below) that sales of all of the Registrable Securities cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective (including, without limitation, when sales cannot be made by reason of the Company's failure to properly supplement or amend the prospectus included therein in accordance with the terms of this Agreement (including Section 3(b) hereof or otherwise), but excluding any days during an Allowed Delay (as defined in Section 3(f)); and
           (iii) the number of months (prorated for partial months) that the Common Stock is not listed or included for quotation on the Nasdaq, Nasdaq SmallCap, NYSE or AMEX or that trading thereon is halted after the Registration Statement has been declared effective. The term "Applicable Percentage" means 1.5 hundredths (.015). (For example, if the Registration Statement becomes effective one month after the Registration Deadline, the Company would pay $15,000 for each $1,000,000 of Aggregate Share Price. If thereafter, sales could not be made pursuant to the Registration Statement for an additional period of one (1) month, the Company would pay an additional $15,000 for each $1,000,000 of Aggregate Share Price.) Such amounts shall be paid in cash or, at each Investor's option, may be treated as an Optional Conversion (as defined in the Certificate of Designation) of the Preferred Shares pursuant to Article VI.A(a) of the Certificate of Designation and thereafter be convertible into Common Stock at the "Conversion Price" (as defined in the Certificate of Designation) in accordance with the terms of the Preferred Shares. Any shares of Common Stock issued upon conversion of such amounts shall be Registrable Securities. If the Investor desires to convert the amounts due hereunder into Registrable Securities, it shall so notify the Company in writing within two business days of the date on which such amounts are first payable in cash and such amounts shall be so convertible (pursuant to the mechanics set forth in the Certificate of Designation), beginning on the last day upon which the cash amount would otherwise be due in accordance with the following sentence. Payments of cash pursuant hereto shall be made within five days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than 30 days, interim payments shall be made for each such 30 day period.

      d.   Piggy-Back Registrations. Subject to the last sentence of this
           ------------------------
           Section 2(d), if at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company shall determine to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), the Company shall send to each Investor who is entitled to registration rights under this
           Section 2(d) written notice of such determination and, if within fifteen (15) days after the effective date of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder as the underwriter shall permit. Any exclusion of Registrable Securities shall be made pro rata among the Investor seeking to include Registrable Securities in proportion to the number of Registrable Securities sought to be included by such Investor; provided, however,
                                                              --------  -------
           that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled by contract to inclusion of such securities in such Registration Statement; and provided, further,
                                                          --------  -------
           however, that, after giving effect to the immediately preceding
           -------
           proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the contractual right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights, or otherwise consistent with the terms of such other registration rights. No right to registration of Registrable Securities under this
           Section 2(d) shall be construed to limit any registration required under Section 2(a) hereof. If an offering in connection with which an Investor is entitled to registration under this Section 2(d) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering. Notwithstanding anything to the contrary set forth herein, the registration rights of the Investor pursuant to this Section 2(d) shall only be available in the event the Company fails to timely file, obtain effectiveness or maintain effectiveness of any Registration Statement to be filed pursuant to Section 2(a) in accordance with the terms of this Agreement.

      e.   Eligibility for Form S-3. The Company represents and warrants that it
           ------------------------
           meets the registrant eligibility and transaction requirements for the use of Form S-3 for registration of the sale by the Initial Investor and any other Investor of the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

3. OBLIGATIONS OF THE COMPANY.
   --------------------------

In connection with the registration of the Registrable Securities, the Company shall have the following obligations:

      a. The Company shall prepare promptly, and file with the SEC as soon as practicable after the Closing Date (but in no event later than the Filing Date), a Registration Statement with respect to the number of Registrable Securities provided in Section 2(a), and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing (but in no event later than the Registration Deadline), and keep the Registration Statement (and, following the effectiveness of the Registration Statement on Form S-3 referred to in Section 2(e), such later Registration Statement) effective pursuant to Rule 415 at all times until such date as is the earlier of (i) the date on which all of the Registrable Securities have been sold and (ii) the date on which the Registrable Securities (in the opinion of counsel to the Initial Investor) may be immediately sold to the public without registration or restriction (including without limitation as to volume by each holder thereof) under the 1933 Act (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading.

      b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statements and the prospectus used in connection with the Registration Statements as may be necessary to keep the Registration Statements effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statements until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statements. In the event that on any Trading
           Day (as defined in the Certificate of Designation) (the "Registration Trigger Date") the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities issued or issuable upon conversion of or otherwise pursuant to the Preferred Shares (based on the Conversion Price (as defined in the Certificate of Designation) then in effect) and upon exercise of or otherwise pursuant to the Warrants, in each case without giving effect to any limitations on the Investor's ability to convert the Preferred Shares or exercise the Warrants, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities so issued or issuable (without giving effect to any limitations on conversion or exercise contained in the Certificate of Designation or the Warrants) as of the Registration Trigger Date, in each case, as soon as practicable, but in any event within 20 business days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof, but in any event within 60 days of the Registration Trigger Date. The provisions of Section 2(c) above shall be applicable with respect to the Company's obligations under this
           Section 3(b).

      c. The Company shall furnish to each Investor whose Registrable Securities are included in a Registration Statement and its legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of each Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and, in the case of the Registration Statement referred to in Section 2(a), each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor. The Company will immediately notify each Investor by facsimile of the effectiveness of each Registration Statement or any post-effective amendment. The Company will promptly respond to any and all comments received from the SEC, with a view towards causing each Registration Statement or any amendment thereto to be declared effective by the SEC as soon as practicable and shall file an acceleration request as soon as practicable following the resolution or clearance of all SEC comments or, if applicable, following notification by the SEC that any such Registration Statement or any amendment thereto will not be subject to review.

      d. The Company shall use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statements under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor who hold a majority in interest of the Registrable Securities being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be reasonably necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in
           --------  -------
           connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause the Company undue expense or burden, or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

      e. In the event Investors who hold a majority-in-interest of the Registrable Securities being offered in the offering (with the approval of the Initial Investor and the Company) select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

       f.  (i)   The Company shall notify each Investor of the happening of any event, as promptly as practicable after the Company becomes aware of such event, as a result of which the prospectus included in any Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and use its best efforts promptly to prepare a supplement or amendment to any Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

           (ii)  Notwithstanding anything to the contrary set forth herein, at any time after the Registration Statement has been declared effective by the SEC, for not more than 30 consecutive calendar days (or a total of not more than 45 calendar days in any 12 month period), the Company may delay the disclosure of material non-public information concerning the Company (as well as any required prospectus or Registration Statement updating) the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company
                 (an "Allowed Delay"); provided, further, that the Company shall
                                       --------  -------
                 promptly (i) notify the Investor in writing of the existence of
                 (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (ii) advise the Investor in writing to cease all sales under such Registration Statement until the end of the Allowed Delay. Upon expiration of the Allowed Delay, the Company shall again be bound by
                 Section 3(f)(i) above with respect to the information giving rise thereto.

      g. Subject to Section 3(f), the Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any Registration Statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

      h. The Company shall permit a single firm of counsel designated by the Initial Investor to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects and will not request acceleration of such Registration Statement without prior notice to such counsel. The sections of such Registration Statement covering information with respect to the Investor, the Investor's beneficial ownership of securities of the Company or the Investor's intended method of disposition of Registrable Securities shall conform to the information provided to the Company by each of the Investor.

      i. The Company shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

      j. At the request of any Investor, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with any Registration Statement or, if such securities are not being sold by an underwriter, on the date of effectiveness thereof (i) an opinion, dated as of such date, from counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters, if any, and the Investor and (ii) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and the Investor.

      k.   The Company shall make available for inspection by (i) any
           Investor, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) one firm of attorneys and one firm of accountants or other agents retained by the Initial Investor, (iv) one firm of attorneys and one firm of accountants or other agents retained by all other Investor, and (v) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; provided,
                                                                      --------
           however, that each Inspector shall hold in confidence and shall not
           -------
           make any disclosure (except to an Investor) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, consistent with the provisions of this Section 3(k). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investor's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

      l. The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

      m. The Company shall (i) cause all the Registrable Securities covered by the Registration Statement to be listed on each national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to the extent the securities of the same class or series are not then listed on a national securities exchange, secure the designation and quotation of all the Registrable Securities covered by the Registration Statement on Nasdaq or, if not eligible for Nasdaq on the Nasdaq SmallCap and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

      n. The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

      o. The Company shall cooperate with the Investor who hold Registrable Securities being offered and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be offered pursuant to such Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or the Investor may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investor may request, and, within three
           (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investor whose Registrable Securities are included in such Registration Statement) an instruction in the form attached hereto as Exhibit 1 and an opinion of such counsel in the form attached hereto as Exhibit 2.

      p. At the request of the holders of a majority-in-interest of the Registrable Securities, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to change the plan of distribution set forth in such Registration Statement.

      q. The Company shall not, and shall not agree to, allow the holders of any securities of the Company to include any of their securities in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority-in-interest of the Registrable Securities. In addition, the Company shall not offer any securities for its own account or the account of others in any Registration Statement under Section 2(a) hereof or any amendment or supplement thereto under Section 3(b) hereof without the consent of the holders of a majority-in- interest of the Registrable Securities.

      r. The Company shall comply with all applicable laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of governmental authorities in connection therewith (including without limitation the 1933 Act and the 1934 Act and the rules and regulations promulgated by the SEC).

4. OBLIGATIONS OF THE INVESTOR.
   ---------------------------

In connection with the registration of the Registrable Securities, the Investor shall have the following obligations:

      a. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least three
           (3) business days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor.

      b. Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statements hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statements.

      c. In the event Investor holding a majority-in-interest of the Registrable Securities being registered (with the approval of the Initial Investor) determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

      d. Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
           Section 3(f) or 3(g), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or 3(g) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

      e. No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company,
           (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and any expenses in excess of those payable by the Company pursuant to Section 5 below.

5. EXPENSES OF REGISTRATION.
   ------------------------

All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel selected by the Initial Investor pursuant to Sections 2(b) and 3(h) hereof, shall be borne by the Company.

6. INDEMNIFICATION.
   ---------------

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

      a. To the extent permitted by law, the Company will indemnify, hold harmless and defend (i) each Investor who holds such Registrable Securities, (ii) the directors, officers, partners, employees, agents and each person who controls any Investor within the meaning of the 1933 Act or the Securities Exchange Act of

           1934, as amended (the "1934 Act"), if any, (iii) any underwriter (as defined in the 1933 Act) for the Investor, and (iv) the directors, officers, partners, employees and each person who controls any such underwriter within the meaning of the 1933 Act or the 1934 Act, if any (each, an "Indemnified Person"), against any joint or several losses, claims, damages, liabilities or expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, in respect thereof, "Claims") to which any of them may become subject insofar as such Claims arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in Section 6(c) with respect to the number of legal counsel, the Company shall reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of such Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld; and (iii) with respect to any preliminary prospectus, shall not inure to the benefit of any Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented, such corrected prospectus was timely made available by the Company pursuant to
           Section 3(c) hereof, and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a Violation and such Indemnified Person, notwithstanding such advice, used it. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

      b.   In connection with any Registration Statement in which an Investor is participating, each such Investor agrees severally and not jointly to indemnify, hold harmless and defend, to the same extent and in the same manner set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (each an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based upon any Violation by such Investor, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and subject to Section 6(c) such Investor will reimburse any legal or other expenses (promptly as such expenses are incurred and are due and payable) reasonably incurred by them in connection with investigating or defending any such Claim; provided, however,
                                                           --------  -------
           that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further,
                                                       --------  -------
           however, that the Investor shall be liable under this Agreement
           -------
           (including this Section 6(b) and Section 7) for only that amount as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

      c.   Promptly after receipt by an Indemnified Person or Indemnified
           Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified
                                      --------  -------
           Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such legal counsel shall be selected by Investor holding a majority-in-interest of the Registrable Securities included in the Registration Statement to which the Claim relates (with the approval of the Initial Investor), if the Investor are entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

7. CONTRIBUTION.
   ------------

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (i) no
                                          --------  -------
contribution shall be made under circumstances where the maker would not have been liable for indemnification under Section 6, (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation, and (iii) contribution (together with any indemnification or other obligations under this Agreement) by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS UNDER THE 1934 ACT.
   --------------------------

With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

      a. make and keep public information available, as those terms are understood and defined in Rule 144;

      b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

      c. furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

9. ASSIGNMENT OF REGISTRATION RIGHTS.
   ---------------------------------

The rights under this Agreement shall be automatically assignable by the Investor to any transferee of all or any portion of Registrable Securities if:
(i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned,
(iii) following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, and (vi) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D promulgated under the 1933 Act.

10.AMENDMENT OF REGISTRATION RIGHTS.
   --------------------------------

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with written consent of the Company, the Initial Investor (to the extent such Initial Investor still owns Registrable Securities) and Investor who hold a majority interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

11.MISCELLANEOUS.
   -------------

      a.   A person or entity is deemed to be a holder of Registrable
           Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

      b. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

InterWorld Corporation
395 Hudson Street, Sixth Floor
New York, New York 10014
Attention: Chairman of the Board
Facsimile: 212-301-2424

With copy to:

Covington and Burling
1330 Avenue of the Americas
New York, New York 10019
Attention: Stephen A. Infante
Facsimile: 212-841-1010

If to Investor:

Jackpot Enterprises Inc.
c/o J Net Venture Partners LLC
498 Seventh Avenue
New York, New York 10021
Attention: Keith Meister
Facsimile: (212) 502-6396

With copy to:

Greenberg Traurig, LLP
200 Park Avenue
New York, NY 10166
Attention: Alan I. Annex, Esq.
Facsimile: 212-801-6400


      c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

      d. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in the State of New York (without regard to principles of conflict of laws). Both parties irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in New York with respect to any suit or proceeding based on or arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. Both parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Both parties further agree that service of process upon a party mailed by first class mail shall be deemed in every respect effective service of process upon the party in any such suit or proceeding. Nothing herein shall affect either party's right to serve process in any other manner permitted by law. Both parties agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

      e. This Agreement, the Securities Purchase Agreement and the Warrants (including all schedules and exhibits thereto) constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Securities Purchase Agreement and the Warrants supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

      f. Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

      g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      h. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

      i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

      j. Except as otherwise provided herein, all consents and other determinations to be made by the Investor pursuant to this Agreement shall be made by Investor holding a majority of the Registrable Securities, determined as if the all of the shares of Preferred Stock and Warrants then outstanding have been converted into or exercised for Registrable Securities, as the case may be.

      k. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to each Investor by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for breach of its obligations hereunder will be inadequate and agrees, in the event of a breach or threatened breach by the Company of any of the provisions hereunder, that each Investor shall be entitled, in addition to all other available remedies in law or in equity, to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

      l. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      m. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

      n. The initial number of Registrable Securities included in any Registration Statement and each increase to the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time of such establishment or increase, as the case may be. In the event an Investor shall sell or otherwise transfer any of such holder's Registrable Securities, each transferee shall be allocated a pro rata portion of the number of Registrable Securities included in a Registration Statement for such transferor. Any shares of Common Stock included on a Registration Statement and which remain allocated to any person or entity which does not hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of shares of Registrable Securities then held by such Investor. For the avoidance of doubt, the number of Registrable Securities held by an Investor shall be determined, for purposes of this Section 11(n), as if all Preferred Shares and Warrants then outstanding and held by an Investor were converted into or exercised for Registrable Securities.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Company and the undersigned Initial Investor have caused this Agreement to be duly executed as of the date first above written.


INTERWORLD CORPORATION


By:
   ------------------------------------------------
   Jeremy M. Davis
   Chief Executive Officer and President




JACKPOT ENTERPRISES INC.


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

EXHIBIT 99.1
------------

For Immediate Release

Investor Contact:                                         Press Contact:
Joel Herskovits                                           Chris Faust
InterWorld Corporation                                    InterWorld Corporation
212-301-2528                                              212-301-2375


                   InterWorld Raises $20 Million in Financing
                        From Jackpot (J Net Enterprises)

    -- Retains Bear, Stearns & Co. Inc. to Explore Strategic Alternatives --

NEW YORK - October 12, 2000 -- InterWorld(R) Corporation (NASDAQ: INTW), http://www.interworld.com/, a leading provider of Mission-Ready(TM) software solutions for sell-side e-commerce for Fortune 2000 corporations, today announced the signing of a definitive agreement for a $20 million convertible preferred stock private placement financing with Jackpot Enterprises, Inc. (NYSE: J), which is being renamed J Net Enterprises, Inc. J Net Enterprises is a technology holding company, with assets of more than $130 million focused on making concentrated investments in leading B2B enterprise software and infrastructure companies. J Net is committed to partnering with InterWorld further to exploit its market leading software solutions.

J Net Enterprises will provide the financing through the purchase of $20 million of 8% Convertible Preferred Stock, along with certain warrants. The Preferred Stock is convertible into InterWorld common stock at a price of $6.25 per share with dividends being paid quarterly in cash or in kind at InterWorld's option. The conversion price is subject to downward adjustments based on market prices of InterWorld common stock and in certain other circumstances. Pursuant to the terms of the preferred stock, on April 10, 2001, J Net will have the right to require the company to redeem the preferred stock at 150% of the purchase price, unless the Company enters into a business combination with J Net. Net proceeds from the financing will be used for general corporate purposes. As a result of the transaction, J Net Enterprises will designate two persons to InterWorld's Board of Directors.

The investor also received warrants to purchase additional shares of InterWorld at an exercise price of $7.25. The number of warrants issued combined with the preferred shares on an "as converted" basis will not exceed 19.99% of the current outstanding shares of InterWorld's common stock based upon the initial conversion price.

"Raising capital from such seasoned investors validates InterWorld's business model and vision, particularly at a time when the capital markets are tightening," said Jeremy Davis, President and Chief Executive Officer of InterWorld Corporation. "With their portfolio of companies and their extensive global business relationships, J Net Enterprises will provide valuable insight and business experience to assist InterWorld in executing our business plan."

InterWorld also announced today that its Board of Directors has retained Bear Stearns & Co. Inc. to explore strategic alternatives available to the company to expand growth opportunities and enhance shareholder value.

Pursuant to a separate agreement, J Net has acquired a $12.4 million loan from a brokerage firm that made the loan to Michael Donahue, InterWorld's Chairman, which is secured by Mr. Donahue's shares in InterWorld. Pursuant to the agreement, J Net affected a secured loan transaction that provides for an equity participation in the shares that secure the loan.

"We are very excited about our partnership with InterWorld," said Allan R. Tessler, Chairman and CEO of J Net Enterprises, Inc. "Our investment demonstrates our confidence in InterWorld's value proposition and strategic direction. InterWorld exhibits the technological leadership and strong growth that we look for as a strategic investor."

Mr. Tessler continued, "We expect to further cement our business relationship with InterWorld in the near future by proposing some form of business combination between the companies. We also see synergies existing between InterWorld and several of our portfolio companies."

Neither the preferred stock nor the warrants have been or will be registered for sale under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration under such act or applicable exemption from the registration requirements of such act.

Chapter 2 About InterWorld Corporation
InterWorld(R) Corporation (NASDAQ:INTW) a leading provider of mission-ready(TM) software solutions for sell-side B2B and B2C e-commerce. The company's process-oriented and standards-based solution is focused exclusively on the selling chain and physical goods market, enabling manufacturers, distributors and retailers to compete more successfully in today's global digital economy. InterWorld's comprehensive, pre-packaged solution allows businesses to maximize profitability, lower operating costs and enhance overall corporate or consumer loyalty. Founded in 1995, InterWorld is headquartered in New York, NY with offices throughout North America, Europe, and Asia-Pacific. InterWorld can be reached at 1-877-326-6637 or http://www.interworld.com
                             -------------------------

About J Net Enterprises, Inc.
Jackpot Enterprises, Inc. (NYSE: J), which is being renamed J Net Enterprises, Inc. pending shareholder approval, is a technology holding company with concentrated investments in leading enterprise software and Internet infrastructure companies. Through J Net Ventures I, the Company manages its own and third party capital in excess of $100 million. Investors in J Net Ventures I include Gilbert Global Equity, a leading private equity partnership with in excess of $1.5 billion under management and Alpha Investment Management, a group of hedge funds and private equity partnerships with in excess of $1.5 billion under management. www.jnettech.com
                  ----------------
This press release contains or may contain forward-looking statements such as statements regarding the InterWorld's future growth and profitability, growth strategy and trends in the industry in which it operates. These forward-looking statements are based on InterWorld's current expectations and are subject to a number of risks, uncertainties and assumptions. Among the important factors that could cause actual results to differ significantly from these expressed or implied forward-looking statements are the failure of our products to be accepted in the Internet commerce market, the intense competition in our industry, technological change, our reliance on systems integration companies to sell and implement our products, our need to attract significant new clients each year, our ability to modify our products and market them internationally, the potential need for additional financing, the risk that our proprietary rights may not be fully protected, as well as the other risk factors affecting InterWorld detailed from time to time in the documents it has filed with the U.S. Securities and Exchange Commission.

InterWorld is a registered trademark of InterWorld Corporation. Mission-Ready is also a trademark of InterWorld. All other company, product, and brand names are trademarks of their respective owners.